UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22061

Name of Fund: BlackRock Funds II

                             BlackRock Emerging Markets Flexible Dynamic Bond Portfolio

Fund Address:    100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Funds II, 55

            East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 12/31/2017

Date of reporting period: 12/31/2017

Item 1 – Report to Stockholders

DECEMBER 31, 2017

ANNUAL REPORT

BlackRock Funds II

➢	BlackRock Emerging Markets Flexible Dynamic Bond Portfolio

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

In the 12 months ended December 31, 2017, risk assets, such as stocks and high-yield bonds, continued to deliver strong performance. The equity market advanced, month after month, despite geopolitical uncertainty and relatively high valuations, while bond returns were constrained by higher interest rates.

Rising interest rates worked against high-quality assets with more interest rate sensitivity. Consequently, longer-term U.S. Treasuries posted modest returns, as rising energy prices, modest wage increases, and steady job growth led to expectations of higher inflation and interest rate increases by the U.S. Federal Reserve (the “Fed”).

The market’s performance reflected reflationary expectations early in the reporting period, as investors began to sense that a global recovery was afoot. Thereafter, many countries throughout the world experienced sustained and synchronized growth for the first time since the financial crisis. Growth rates and inflation are still relatively low, but they are finally rising together.

The Fed responded to these positive developments by increasing short-term interest rates three times and setting expectations for additional interest rate increases. The Fed also began reducing the vast balance sheet reserves that had accumulated in the wake of the financial crisis. In October 2017, the Fed reduced its $4.5 trillion balance sheet by only $10 billion, while setting expectations for additional modest reductions and rate hikes in 2018.

By contrast, the European Central Bank (“ECB”) and the Bank of Japan (“BoJ”) both continued to expand their balance sheets despite nascent signs of sustained economic growth. The Eurozone and Japan are both approaching the limits of central banks’ ownership share of national debt, which is a structural pressure point that limits their capacity to deliver additional monetary stimulus. In October 2017, the ECB announced plans to cut the amount of its bond purchases in half for 2018, while the BoJ reiterated its commitment to economic stimulus until the inflation rate rises to its target of 2%.

Emerging market growth also stabilized, as accelerating growth in China, the second largest economy in the world and the most influential of all developing economies, improved the outlook for corporate profits and economic growth across most developing nations. Chinese demand for commodities and other raw materials allayed concerns about the country’s banking system, leading to rising equity prices and foreign investment flows.

While escalating tensions between the United States and North Korea and our nation’s divided politics are concerning, benign credit conditions, modest inflation, solid corporate earnings, and the positive outlook for growth in the world’s largest economies have kept markets relatively tranquil.

Rising consumer confidence and improving business sentiment are driving momentum for the U.S. economy. If the Fed maintains a measured pace of stimulus reduction, to the extent that inflation rises, it’s likely to be accompanied by rising real growth and higher wages. That could lead to a favorable combination of moderately higher inflation, steadily rising interest rates, and improving growth in 2018.

Further fueling optimism, Congress passed a sweeping tax reform bill in December 2017. The U.S. tax overhaul is likely to accentuate the reflationary themes already in place, including faster growth and rising interest rates. Changing the corporate tax rate to a flat 21% will create many winners and losers among high-and-low tax companies, while the windfall from lower taxes could boost business and consumer spending.

In this environment, investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of December 31, 2017
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	11.42%	21.83%
U.S. small cap equities (Russell 2000® Index)	9.20	14.65
International equities (MSCI Europe, Australasia, Far East Index)	9.86	25.03
Emerging market equities (MSCI Emerging Markets Index)	15.92	37.28
3-month Treasury bills (ICE BofAML 3-Month U.S. Treasury Bill Index)	0.55	0.86
U.S. Treasury securities (ICE BofAML 10-Year U.S. Treasury Index)	(0.01)	2.07
U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	1.24	3.54
Tax-exempt municipal bonds (S&P Municipal Bond Index)	1.64	4.95
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	2.46	7.50
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	THIS PAGE IS NOT PART OF YOUR FUND REPORT

3

Fund Summary as of December 31, 2017	BlackRock Emerging Markets Flexible Dynamic Bond Portfolio

Investment Objective

BlackRock Emerging Markets Flexible Dynamic Bond Portfolio’s (the “Fund”) investment objective is to seek maximum long term total return.

Portfolio Management Commentary

How did the Fund perform?

For the 12-month period ended December 31, 2017, the Fund underperformed its reference benchmark, a custom blend of 50% J.P. Morgan EMBI Global Diversified Index/50% J.P. Morgan GBI-EM Global Diversified Index.

What factors influenced performance?

The Fund’s performance is reviewed on an absolute basis due to the nature of its strategy. The Fund has the flexibility to invest in fixed income and derivative securities of any maturity, and denominated in any currency, from issuers located in the emerging markets. As such, the Fund is not managed specifically to a benchmark. The index listed above is for reference purposes only.

Emerging-market bonds performed well in 2017, as investors reacted positively to the improving economic fundamentals across all regions. The asset class was also boosted by the favorable combination of strong investor demand and relatively low new-issue supply.

The Fund’s exposure to oil- and commodity-exporting countries, including Russia, Brazil, and Kazakhstan, were among the top contributors to performance in 2017. The Fund’s positions in these countries included hard-currency government debt, quasi-sovereign issuers such as the Russian oil producer Gazprom OAO, and local currency bonds in Russia and Brazil. (Quasi-sovereign bonds are corporate issues that are wholly or partially owned either directly or indirectly by government entities. Hard currency bonds are denominated in developed market currencies such as the U.S. dollar or Euro.)

The Fund’s position in Venezuela also added value for the year despite its weaker performance later in the period. The oil-related quasi-sovereign issuer Petróleos de Venezuela, SA, which was held as part of the investment adviser’s oil-exporting theme, was a particularly strong performer.

Allocations to Argentina and Ukraine were additional contributors. The investment adviser increased the Fund’s weighting in both due to its positive view on the macroeconomic trends taking place in the two countries.

The Fund’s risk-management strategies, including its defensive asset allocation at the beginning of the year, detracted from performance. This aspect of the Fund’s approach dampened results early in 2017 when the investment adviser sought to manage the risk of market disruptions stemming from the French elections. Conversely, the Fund’s efforts to manage the risk of rising interest rates paid off later in the period when signs of improving growth led to weaker bond prices in the developed markets. (Prices and yields move in opposite directions.)

The Fund used derivatives as a means to manage risk and/or take outright views on interest rates, credit risk and/or foreign exchange positions. The specific instruments that the Fund employed included currency forward contracts, which it used to manage currency risk, and credit default swaps, which it used to manage the risk of changing yield spreads. The Fund also used interest-rate swaps and derivatives linked to developed-market government bonds in order to manage the portfolio’s duration (interest-rate sensitivity). While the use of interest-rate swaps was a positive, derivatives were a net detractor overall.

The Fund held an above-average cash weighting at the close of the period, reflecting the investment adviser’s use of derivatives. The majority of the cash was held in U.S. dollars, which was a detractor from performance, given that the U.S. dollar depreciated relative to emerging market currencies.

Describe recent portfolio activity.

Although the investment adviser made adjustments within each of the Fund’s investment themes, the portfolio’s core bond holdings were largely unchanged.

In currencies, the Fund was titled toward a long U.S. dollar (i.e., defensive with regard to emerging market currencies) from the beginning of the year through late summer. At that point, the investment adviser decreased the U.S. dollar position and added to longs in certain emerging market currencies. This shift was commensurate with rising inflows into the emerging markets and the investment adviser’s conviction in the economic outlook for countries in the asset class. The Fund also reduced some of the positions on yield spreads that it had implemented via credit default swaps in the early part of the year. In addition, the Fund maintained a position designed to manage the risk of rising yields in the developed markets. This strategy, which the Fund employed for the full year, reflected the investment adviser’s belief that the reflationary environment would weigh on developed market bond prices. (Prices and yields move in opposite directions.)

Describe portfolio positioning at period end.

The Fund is built by having a core bond portfolio that is selected for income, and then having satellite portfolios (primarily made up of derivatives) to offset potential risks. The Fund maintained its strategies of striving to offset some sovereign risk through credit default swaps, as well as seeking to manage the effect of interest rate risk in the developed markets. At the close of the period, the Fund’s duration was slightly above zero.

The majority of the Fund’s positions were in hard currency assets, with a preference for oil exporters (mainly long quasi-sovereigns from Russia and Brazil and sovereigns from Kazakhstan, Angola, Iraq, Nigeria and Gabon), as well as countries with the ability to benefit from idiosyncratic events (including Ukraine, Belarus, Mexico, Lebanon and Egypt, together with short positions in Brazil, Russia, Turkey and Mexico). The Fund also emphasized countries with the potential for more accommodative interest rate policies, such as Indonesia, Peru, Brazil and Nigeria.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

4	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of December 31, 2017 (continued)	BlackRock Emerging Markets Flexible Dynamic Bond Portfolio

TOTAL RETURN BASED ON A $10,000 INVESTMENT

(a)	Assuming maximum sales charge, if any, transaction costs and other operating expenses, including investment advisory fees and administration fees, if any. Institutional Shares do not have a sales charge.
(b)	The Fund invests primarily in a global portfolio of fixed income securities and derivatives of any maturity of issuers located in emerging markets that may be denominated in any currency (on a hedged or un-hedged basis). This Fund’s total returns prior to September 3, 2012 are the returns of the Fund when it followed different investment strategies under the name “BlackRock Emerging Market Debt Portfolio.” The Fund’s returns from September 3, 2012 through January 2, 2014 are the returns of the Fund when it followed different investment strategies under the name “BlackRock Emerging Market Local Debt Portfolio.”
(c)	The average interest rate at which a selection of banks in London are prepared to lend to one another in U.S. dollars with a maturity of 3 months.
(d)	An unmanaged index that tracks local currency bonds.
(e)	A customized weighted index comprised of the returns of 50% J.P. Morgan GBI-EM Global Diversified Index/50% J.P. Morgan EMBI Global Diversified Index.
(f)	Commencement of operations.

Performance Summary for the Period Ended December 31, 2017

				Average Annual Total Returns(a)
				1 Year		5 Years		Since Inception(b)
	Standardized 30-Day Yield	Unsubsidized 30-Day Yield	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	6.29%	6.29%	4.71%	5.66%	N/A	2.44%	N/A	5.73%	N/A
Investor A	5.78	5.73	4.47	5.29	1.08%	2.14	1.31%	5.43	5.00%
Investor C	5.24	5.10	4.19	4.62	3.62	1.39	1.39	4.66	4.66
Class K	6.39	6.39	4.63	5.60	N/A	2.50	N/A	5.82	N/A
J.P. Morgan GBI-EM Global Diversified Index	—	—	4.40	15.21	N/A	(1.55)	N/A	3.38	N/A
J.P. Morgan EMBI Global Diversified Index	—	—	3.82	10.26	N/A	4.58	N/A	7.26	N/A
50% J.P. Morgan GBI-EM Global Diversified Index/50% J.P. Morgan EMBI Global Diversified Index	—	—	4.13	12.74	N/A	1.53	N/A	5.38	N/A
3-Month LIBOR USD	—	—	0.61	1.11	N/A	0.50	N/A	0.77	N/A

(a)	Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 8 for a detailed description of share classes, including any related sales charges and fees. This Fund’s total returns prior to September 3, 2012 are the returns of the Fund when it followed different investment strategies under the name “BlackRock Emerging Market Debt Portfolio.” The Fund’s returns from September 3, 2012 through January 2, 2014 are the returns of the Fund when it followed different investment strategies under the name “BlackRock Emerging Market Local Debt Portfolio.”
(b)	The Fund commenced operations on February 1, 2008.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

FUND SUMMARY	5

Fund Summary as of December 31, 2017 (continued)	BlackRock Emerging Markets Flexible Dynamic Bond Portfolio

Expense Example

	Actual			Hypothetical (a)
	Beginning Account Value (07/01/17)	Ending Account Value (12/31/17)	Expenses Paid During the Period (b)	Beginning Account Value (07/01/17)	Ending Account Value (12/31/17)	Expenses Paid During the Period (b)	Annualized Expense Ratio
Institutional	$1,000.00	$1,047.10	$4.02	$1,000.00	$1,021.27	$3.97	0.78%
Investor A	1,000.00	1,044.70	5.31	1,000.00	1,020.01	5.24	1.03
Investor C	1,000.00	1,041.90	9.16	1,000.00	1,016.23	9.05	1.78
Class K	1,000.00	1,046.30	3.77	1,000.00	1,021.53	3.72	0.73

(a)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.
(b)	For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

See “Disclosure of Expenses” on page 8 for further information on how expenses were calculated.

Portfolio Information

PORTFOLIO COMPOSITION

Asset Type	Percent of Net Assets
Foreign Government Obligations	59%
Foreign Agency Obligations	22
Corporate Bonds	7
U.S. Treasury Obligations	4
Time Deposits	3
Capital Trusts	1
Options Purchased	—	(a)
Other Assets Less Liabilities	4

(a)	Representing less than 0.5% of the Fund’s net assets.

GEOGRAPHIC ALLOCATION

Country	Percent of Net Assets
Argentina	8%
Nigeria	7
Egypt	6
Kazakhstan	6
Venezuela	6
Brazil	5
Ukraine	5
United States	4
South Africa	3
Russia	3
Indonesia	3
Mexico	3
Serbia	3
Ecuador	3
Peru	3
Lebanon	2
Colombia	2
Dominican Republic	2
Angola	2
Iraq	2
Zambia	1
Ghana	1
Belarus	1
Gabon	1
Hungary	1
Turkey	1
Other(a)	7
Other Assets Less Liabilities	4
Short-Term Securities	5

(a)	Includes holdings within countries and geographic regions that are 1% or less of long-term investments. Please refer to Schedule of Investments for such countries.

6	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

About Fund Performance

Institutional and Class K Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors.

Investor A Shares are subject to a maximum initial sales charge (front-end load) of 4.00% and a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase. These shares are generally available through financial intermediaries.

Investor C Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares are generally available through financial intermediaries.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com to obtain performance data current to the most recent month end.

Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the performance tables on the previous pages assume reinvestment of all distributions, if any, at NAV on the ex-dividend/payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Manager”), each Fund’s investment adviser, has contractually agreed to waive and/or reimburse a portion of the Fund’s expenses. Without such waiver and/or reimbursement, the Fund’s performance would have been lower. The Manager is under no obligation to continue waiving and/or reimbursing its fees after the applicable termination date of such agreement. See Note 6 of the Notes to Financial Statements for additional information on waivers and/or reimbursements. The standardized 30-day yield includes the effects of any waivers and/or reimbursements. The unsubsidized 30-day yield excludes the effects of any waivers and/or reimbursements.

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense example on the previous pages (which is based on a hypothetical investment of $1,000 invested on July 1, 2017 and held through December 31, 2017) is intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund and share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical example that appears in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholder’s ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

ABOUT FUND PERFORMANCE / DISCLOSURE OF EXPENSES	7

Derivative Financial Instruments

The Fund may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Fund’s successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation the Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Fund’s investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

8	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments December 31, 2017	BlackRock Emerging Markets Flexible Dynamic Bond Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value
Capital Trusts — 0.6%

Colombia — 0.6%
Banco de Bogota SA, 6.25%, 05/12/26(b)	USD	780	$841,074

Total Capital Trusts — 0.6% (Cost: $809,177)			841,074

Corporate Bonds — 7.4%

Argentina — 1.7%
Banco de Galicia y Buenos Aires SA, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 7.16%), 8.25%, 07/19/26(a)(b)		496	552,395
Banco Hipotecario SA, 9.75%, 11/30/20(b)		376	427,974
Banco Macro SA, (USD Swap Semi 5 Year + 5.46%), 6.75%, 11/04/26(a)		223	230,183
Genneia SA, 8.75%, 01/20/22		244	268,154
Pampa Energia SA, 7.50%, 01/24/27		215	235,455
Tarjeta Naranja SA, (Argentina Deposit Rates Badlar Private Banks ARS 30 to 35 Days + 3.50%, 15.00% Floor), 24.71%, 04/11/22(a)(b)		580	564,050

			2,278,211
Brazil — 0.3%
Itau Unibanco Holding SA, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.98%), 6.13%(a)(b)(c)		200	199,937
Vale Overseas Ltd., 4.38%, 01/11/22		239	247,126

			447,063
Colombia — 0.2%
Bancolombia SA, 5.13%, 09/11/22		283	295,740

Jamaica — 0.3%
Digicel Ltd.:
6.00%, 04/15/21		438	431,106

Malaysia — 0.2%
Press Metal Labuan Ltd., 4.80%, 10/30/22		236	237,799

Mexico — 1.4%
Banco Mercantil del Norte SA, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.45%), 5.75%, 10/04/31(a)		230	232,300
Cemex SAB de CV, 7.75%, 04/16/26		1,474	1,669,305

			1,901,605
Panama — 0.2%
Global Bank Corp., 4.50%, 10/20/21		233	237,357

Peru — 0.6%
Petroleos del Peru SA, 5.63%, 06/19/47(b)		625	656,250
SAN Miguel Industrias Pet SA, 4.50%, 09/18/22		234	237,744

			893,994
Russia — 2.0%
Gazprom OAO Via Gaz Capital SA:
8.63%, 04/28/34		1,231	1,674,160
7.29%, 08/16/37		833	1,026,706

			2,700,866
Ukraine — 0.3%(b)
Kernel Holding SA, 8.75%, 01/31/22		212	233,323
MHP SE, 7.75%, 05/10/24		228	246,879

			480,202
United Arab Emirates — 0.2%
Alpha Star Holding III Ltd., 6.25%, 04/20/22		223	227,371

Total Corporate Bonds — 7.4% (Cost: $9,553,384)			10,131,314

Security	Par (000)		Value
Foreign Agency Obligations — 22.5%

Argentina — 2.1%
YPF SA:
(Argentina Deposit Rates Badlar Private Banks ARS 30 to 35 Days + 4.00%, 18.00% Floor), 25.46%, 07/07/20(a)	USD	372	$334,759
8.50%, 03/23/21		307	347,217
8.50%, 07/28/25		1,403	1,627,480
6.95%, 07/21/27(b)		560	594,440

			2,903,896
Azerbaijan — 0.7%
Southern Gas Corridor CJSC, 6.88%, 03/24/26		846	961,267

Brazil — 3.8%
Banco Nacional de Desenvolvimento Economico e Social, 5.50%, 07/12/20		235	246,988
Petrobras Global Finance BV:
4.38%, 05/20/23		506	500,419
7.38%, 01/17/27		903	994,203
6.85%, 06/05/2115		3,637	3,500,612

			5,242,222
Costa Rica — 0.1%
Banco Nacional de Costa Rica, 5.88%, 04/25/21		200	208,250

Indonesia — 0.6%
Jasa Marga Persero Tbk. PT, 7.50%, 12/11/20(b)	IDR	3,000,000	222,844
Pertamina Persero PT, 6.45%, 05/30/44	USD	470	562,814

			785,658
Kazakhstan — 5.4%
Kazakhstan Temir Zholy Finance BV, 6.95%, 07/10/42		1,137	1,330,595
KazMunayGas National Co. JSC:
3.88%, 04/19/22		353	358,295
4.75%, 04/19/27		447	470,646
5.75%, 04/30/43		1,214	1,298,560
5.75%, 04/19/47(b)		3,780	4,027,590

			7,485,686
Mexico — 0.7%
Petroleos Mexicanos:
4.63%, 09/21/23		388	399,155
6.50%, 03/13/27		328	358,504
6.75%, 09/21/47		182	189,981

			947,640
Mongolia — 0.2%
Trade & Development Bank of Mongolia LLC, 9.38%, 05/19/20		210	229,952

Pakistan — 0.2%
Third Pakistan International Sukuk Co. Ltd. (The), 5.50%, 10/13/21		237	239,452

South Africa — 2.0%
Eskom Holdings SOC Ltd.:
5.75%, 01/26/21		646	639,204
7.13%, 02/11/25		1,860	1,899,819
Transnet SOC Ltd., 4.00%, 07/26/22		246	240,762

			2,779,785
Trinidad and Tobago — 0.2%
Petroleum Co. of Trinidad & Tobago Ltd., 9.75%, 08/14/19	USD	215	228,975

Ukraine — 0.2%
Ukreximbank, 9.63%, 04/27/22		221	235,984

SCHEDULE OF INVESTMENTS	9

Schedule of Investments (continued) December 31, 2017	BlackRock Emerging Markets Flexible Dynamic Bond Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value
Venezuela — 6.3%
Petroleos de Venezuela SA:
8.50%, 10/27/20(b)	USD	7,359	$5,997,585
9.75%, 05/17/35(d)		9,718	2,609,280

			8,606,865

Total Foreign Agency Obligations — 22.5% (Cost: $30,586,102)			30,855,632

Foreign Government Obligations — 58.6%

Angola — 1.7%
Republic of Angola:
7.00%, 08/17/19		1,621	1,667,993
9.50%, 11/12/25		631	726,711

			2,394,704
Argentina — 4.3%
Province of Salta Argentina, 9.13%, 07/07/24(b)		536	596,589
Provincia de Buenos Aires:
10.88%, 01/26/21		200	227,500
9.13%, 03/16/24(b)		1,304	1,525,680
9.63%, 04/18/28		427	526,278
Provincia de Cordoba, 7.45%, 09/01/24(b)		632	691,174
Republic of Argentina:
5.63%, 01/26/22		226	238,430
7.13%, 06/28/2117(b)		2,025	2,086,763

			5,892,414
Belarus — 3.1%
Republic of Belarus:
8.95%, 01/26/18		2,443	2,447,642
7.63%, 06/29/27(b)		1,640	1,828,600

			4,276,242
Bolivia — 0.2%
Bolivia Government Bond, 4.88%, 10/29/22		246	257,606

Brazil — 1.0%
Federative Republic of Brazil:
0.00%, 07/01/20(e)	BRL	2,011	493,684
10.00%, 01/01/25		1,230	370,385
10.00%, 01/01/27		1,568	468,343

			1,332,412
Colombia — 1.0%
Republic of Colombia:
10.00%, 07/24/24	COP	1,963,700	793,309
5.63%, 02/26/44	USD	502	574,790

			1,368,099
Costa Rica — 0.4%
Republic of Costa Rica, 7.16%, 03/12/45		510	535,500

Dominican Republic — 1.7%
Dominican Republic:
7.50%, 05/06/21		318	347,018
6.88%, 01/29/26(b)		383	437,217
5.95%, 01/25/27(b)		876	946,080
6.85%, 01/27/45		601	675,073

			2,405,388
Ecuador — 2.7%
Republic of Ecuador:
10.50%, 03/24/20		446	492,830
10.75%, 03/28/22		523	611,256
7.95%, 06/20/24		295	313,438
9.63%, 06/02/27(b)		1,054	1,206,830
8.88%, 10/23/27(b)		953	1,048,300

			3,672,654

Security	Par (000)		Value
Egypt — 6.4%
Arab Republic of Egypt:
0.00%, 05/08/18(e)	EGP	23,250	$1,228,863
0.00%, 10/02/18(e)		36,650	1,817,515
0.00%, 10/30/18(e)		24,975	1,224,688
5.75%, 04/29/20	USD	577	603,303
6.13%, 01/31/22(b)		1,426	1,491,667
7.50%, 01/31/27(b)		200	221,060
8.50%, 01/31/47(b)		1,922	2,206,648

			8,793,744
El Salvador — 0.2%
Republic of El Salvador, 7.38%, 12/01/19		222	234,765

Gabon — 1.2%
Gabonese Republic, 6.95%, 06/16/25		1,599	1,657,459

Ghana — 1.4%
Republic of Ghana:
9.25%, 09/15/22(b)		816	924,365
8.13%, 01/18/26		856	951,084

			1,875,449
Hungary — 1.1%
Republic of Hungary:
3.00%, 10/27/27	HUF	214,990	904,734
7.63%, 03/29/41	USD	438	686,149

			1,590,883
Indonesia — 2.4%
Republic of Indonesia:
8.38%, 09/15/26	IDR	30,063,000	2,503,550
8.25%, 05/15/36		4,723,000	388,144
5.25%, 01/08/47	USD	400	452,364

			3,344,058
Iraq — 1.7%
Republic of Iraq:
6.75%, 03/09/23		502	513,335
5.80%, 01/15/28		1,844	1,778,612

			2,291,947
Jamaica — 0.2%
Government of Jamaica, 7.88%, 07/28/45		200	243,500

Jordan — 0.2%
Republic of Jordan, 7.38%, 10/10/47		295	307,350

Kazakhstan — 0.8%
Republic of Kazakhstan, 6.50%, 07/21/45		880	1,129,075

Lebanon — 2.2%
Lebanese Republic:
5.45%, 11/28/19		245	243,064
6.38%, 03/09/20		230	229,813
6.10%, 10/04/22		2,289	2,224,482
6.00%, 01/27/23		283	271,052

			2,968,411
Mexico — 0.8%
United Mexican States:
10.00%, 12/05/24	MXN	7,321	419,663
8.00%, 11/07/47		7,297	378,621
5.75%, 10/12/2110	USD	308	328,020

			1,126,304
Mozambique — 0.3%
Republic of Mozambique, 10.50%, 01/18/23		583	479,745

10	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2017	BlackRock Emerging Markets Flexible Dynamic Bond Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value
Nigeria — 6.9%
Federal Republic of Nigeria:
0.00%, 05/03/18(e)	NGN	706,204	$1,871,068
14.50%, 07/15/21		432,000	1,217,760
6.38%, 07/12/23	USD	874	927,611
16.29%, 03/17/27	NGN	104,000	320,407
7.88%, 02/16/32	USD	3,164	3,573,422
7.88%, 02/16/32(b)		866	978,060
16.25%, 04/18/37	NGN	98,000	319,017
7.63%, 11/28/47(b)	USD	200	214,493

			9,421,838
Oman — 0.2%
Republic of Oman, 3.88%, 03/08/22		236	237,416

Panama — 0.5%
Republic of Panama:
9.38%, 04/01/29		1	1,515
4.30%, 04/29/53		627	654,588

			656,103
Peru — 2.0%
Republic of Peru:
6.35%, 08/12/28(b)	PEN	4,114	1,388,658
6.90%, 08/12/37		1,479	512,674
5.63%, 11/18/50	USD	652	836,516

			2,737,848
Poland — 0.6%
Republic of Poland, 2.50%, 07/25/27	PLN	3,146	845,541

Russia — 1.1%
Russian Federation:
7.50%, 08/18/21	RUB	32,344	571,387
8.15%, 02/03/27		51,505	941,168

			1,512,555
Senegal — 0.8%
Republic of Senegal, 6.25%, 05/23/33(b)	USD	1,075	1,134,615

Serbia — 2.8%
Republic of Serbia, 5.88%, 12/03/18		3,722	3,826,216

South Africa — 1.1%
Republic of South Africa:
7.25%, 01/15/20	ZAR	5,363	432,985
5.00%, 10/12/46	USD	200	189,200
8.75%, 02/28/48	ZAR	12,021	880,951

			1,503,136
Sri Lanka — 0.2%
Republic of Sri Lanka, 5.88%, 07/25/22	USD	222	234,037

Turkey — 1.0%
Republic of Turkey:
10.50%, 01/15/20	TRY	495	124,895
5.13%, 03/25/22	USD	232	240,468
11.00%, 02/24/27	TRY	757	191,074
6.63%, 02/17/45	USD	765	825,075

			1,381,512
Ukraine — 4.3%
Ukraine Government Bond:
7.75%, 09/01/19		360	378,000
7.75%, 09/01/22		222	236,037
7.75%, 09/01/24		2,079	2,187,732
7.75%, 09/01/25		216	225,292
7.75%, 09/01/26		217	224,061
7.75%, 09/01/27		218	225,032
7.38%, 09/25/32(b)		2,422	2,380,555

			5,856,709

Security	Par (000)		Value
Uruguay — 0.7%
Republic of Uruguay, 9.88%, 06/20/22(b)	UYU	26,000	$956,322

Zambia — 1.4%
Republic of Zambia, 8.97%, 07/30/27	USD	1,725	1,938,583

Total Foreign Government Obligations — 58.6% (Cost: $77,240,600)			80,420,140

U.S. Treasury Obligations — 3.5%
U.S. Treasury Bills, 1.29%, 05/03/18(f)		4,912	4,889,027

Total U.S. Treasury Obligations — 3.5% (Cost: $4,890,829)			4,889,027

Total Long-Term Investments — 92.6% (Cost: $123,080,092)			127,137,187

Short-Term Securities — 3.2%

Time Deposits — 3.2%
Japan — 0.0%
Sumitomo, (0.25)%, 01/04/18	JPY	2,265	20,102

Norway — 0.0%
Brown Brothers Harriman & Co., (1.50)%, 01/02/18	NOK	25	3,010

Switzerland — 0.0%
Brown Brothers Harriman & Co., (1.45)%, 01/03/18	CHF	5	5,100

United Kingdom — 0.0%
Citibank NA, 0.16%, 01/02/18	GBP	17	23,383

United States — 3.2%
Citibank NA, 1.57%, 01/02/18	USD	4,311	4,310,685

Total Time Deposits — 3.2% (Cost: $4,362,280)			4,362,280

Total Short-Term Securities — 3.2% (Cost: $4,362,280)			4,362,280

Total Options Purchased — 0.1% (Cost: $161,357)			122,294

Total Investments — 95.9% (Cost: $127,603,729)			131,621,761
Other Assets Less Liabilities — 4.1%			5,662,581

Net Assets — 100.0%			$137,284,342

(a)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.
(b)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.
(c)	Perpetual security with no stated maturity date.
(d)	Issuer filed for bankruptcy and/or is in default.
(e)	Zero-coupon bond.
(f)	Rates are discount rates or a range of discount rates at the time of purchase.

SCHEDULE OF INVESTMENTS	11

Schedule of Investments (continued) December 31, 2017	BlackRock Emerging Markets Flexible Dynamic Bond Portfolio

During the year ended December 31, 2017, investments in issuers considered to be and affiliate of the Fund for the purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at 12/31/16	Net Activity	Shares Held at 12/31/17	Value at 12/31/17	Income	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	1,328,120	(1,328,120)	—	$—	$770	$—	$—

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Short Contracts
Euro-Buxl	19	03/08/18	$3,736	$15,176
U.S. Treasury 10 Year Note	180	03/20/18	22,328	28,894
U.S. Treasury Ultra Bond	18	03/20/18	3,018	(68,198)
Long Gilt	55	03/27/18	9,294	(55,208)

				$(79,336)

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
IDR	8,397,059,185	USD	619,669	Citibank NA	01/09/18	$631
IDR	8,871,280,437	USD	653,020	Deutsche Bank AG	01/09/18	2,310
INR	38,826,866	USD	605,841	Deutsche Bank AG	01/09/18	2,447
INR	494,413,677	USD	7,650,792	Goldman Sachs International	01/09/18	95,040
INR	25,060,275	USD	387,762	JP Morgan Chase Bank NA	01/09/18	4,850
AUD	36,586	USD	28,092	Citibank NA	01/12/18	454
AUD	163,834	USD	125,628	HSBC Bank plc	01/12/18	2,203
AUD	2,058,891	USD	1,581,153	Morgan Stanley & Co., Inc.	01/12/18	25,290
CAD	74,475	USD	57,990	Goldman Sachs International	01/12/18	1,270
CLP	1,204,224,552	USD	1,854,936	BNP Paribas SA	01/12/18	101,879
CLP	1,095,158,350	USD	1,774,398	Credit Suisse International	01/12/18	5,190
CLP	885,905,214	USD	1,360,628	Deutsche Bank AG	01/12/18	78,931
CLP	3,044,412,837	USD	4,683,169	Royal Bank of Scotland	01/12/18	263,877
CNY	25,385,377	USD	3,837,291	HSBC Bank plc	01/12/18	60,228
CNY	2,284,680	USD	347,480	Morgan Stanley & Co., Inc.	01/12/18	3,296
COP	4,840,225,000	USD	1,612,871	Barclays Bank plc	01/12/18	7,559
COP	9,528,162,936	USD	3,176,439	Citibank NA	01/12/18	13,438
COP	5,020,680,000	USD	1,678,035	Credit Suisse International	01/12/18	2,809
COP	5,020,684,127	USD	1,679,024	Goldman Sachs International	01/12/18	1,821
COP	4,249,390,335	USD	1,414,577	Royal Bank of Scotland	01/12/18	8,051
EUR	138,843	USD	165,353	Deutsche Bank AG	01/12/18	1,328
EUR	233,638	USD	277,429	HSBC Bank plc	01/12/18	3,053
EUR	5,512,744	USD	6,544,512	Morgan Stanley & Co., Inc.	01/12/18	73,535
EUR	65,695	USD	78,722	UBS AG	01/12/18	145
GBP	44,625	USD	59,830	HSBC Bank plc	01/12/18	438
GBP	44,111	USD	59,240	UBS AG	01/12/18	334
HUF	824,019,781	USD	3,108,869	BNP Paribas SA	01/12/18	74,658
HUF	863,767,623	USD	3,246,107	Morgan Stanley & Co., Inc.	01/12/18	90,983
KRW	276,534,395	USD	256,252	Deutsche Bank AG	01/12/18	2,900
KRW	4,770,956,931	USD	4,417,144	Goldman Sachs International	01/12/18	53,920
KRW	2,118,854,966	USD	1,952,453	JP Morgan Chase Bank NA	01/12/18	33,215
NZD	174,918	USD	121,806	Deutsche Bank AG	01/12/18	2,144
NZD	4,312	USD	3,019	HSBC Bank plc	01/12/18	36
NZD	2,058,996	USD	1,443,852	JP Morgan Chase Bank NA	01/12/18	15,193
NZD	236,672	USD	165,978	Morgan Stanley & Co., Inc.	01/12/18	1,732
PHP	399,528,471	USD	7,939,626	Deutsche Bank AG	01/12/18	61,868

12	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2017	BlackRock Emerging Markets Flexible Dynamic Bond Portfolio

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
PHP	25,792,957	USD	511,795	Goldman Sachs International	01/12/18	$4,769
PLN	5,491,691	USD	1,558,678	Bank of America NA	01/12/18	18,969
PLN	11,398,857	USD	3,198,871	BNP Paribas SA	01/12/18	75,781
PLN	1,673,127	USD	472,551	Standard Chartered Bank	01/12/18	8,104
RON	160,544	USD	41,061	Goldman Sachs International	01/12/18	229
RUB	276,708,076	USD	4,691,927	Bank of America NA	01/12/18	103,269
RUB	107,607,865	USD	1,828,330	Barclays Bank plc	01/12/18	36,454
RUB	193,271,099	USD	3,312,838	Citibank NA	01/12/18	36,442
RUB	296,244,270	USD	5,063,227	Goldman Sachs International	01/12/18	70,520
RUB	7,846,569	USD	133,400	JP Morgan Chase Bank NA	01/12/18	2,577
THB	17,348,206	USD	530,948	Goldman Sachs International	01/12/18	1,521
TRY	15,710,176	USD	4,032,138	Bank of America NA	01/12/18	101,133
TRY	471,612	USD	117,655	Deutsche Bank AG	01/12/18	6,424
TRY	16,369,182	USD	4,220,796	HSBC Bank plc	01/12/18	85,857
TRY	12,393,351	USD	3,168,499	Morgan Stanley & Co., Inc.	01/12/18	92,132
TRY	8,255,000	USD	2,134,399	Standard Chartered Bank	01/12/18	37,452
TWD	5,384,190	USD	180,224	Goldman Sachs International	01/12/18	1,650
USD	3,648,499	BRL	12,063,567	Bank of America NA	01/12/18	15,487
USD	2,055,954	BRL	6,815,487	Barclays Bank plc	01/12/18	3,431
USD	194,671	BRL	631,201	Deutsche Bank AG	01/12/18	4,581
USD	6,968,520	BRL	22,665,400	Goldman Sachs International	01/12/18	142,706
USD	1,577,708	BRL	5,182,770	JP Morgan Chase Bank NA	01/12/18	16,887
USD	1,793,469	BRL	5,901,409	Royal Bank of Scotland	01/12/18	16,226
USD	1,601,103	BRL	5,230,003	UBS AG	01/12/18	26,058
USD	29,564	JPY	3,321,954	Morgan Stanley & Co., Inc.	01/12/18	68
USD	5,627,577	MXN	108,320,778	Citibank NA	01/12/18	128,146
USD	2,398,434	MXN	45,960,000	Deutsche Bank AG	01/12/18	65,052
USD	1,582,866	MXN	30,509,441	HSBC Bank plc	01/12/18	33,906
USD	3,252,783	MXN	62,018,754	Morgan Stanley & Co., Inc.	01/12/18	104,100
USD	2,562,853	MXN	49,791,101	Royal Bank of Scotland	01/12/18	34,965
USD	1,843,611	MXN	36,312,685	Standard Chartered Bank	01/12/18	21
ZAR	45,223,686	USD	3,280,430	Barclays Bank plc	01/12/18	369,525
ZAR	26,919,259	USD	1,956,855	Deutsche Bank AG	01/12/18	215,769
ZAR	11,515,499	USD	902,718	Goldman Sachs International	01/12/18	26,685
ZAR	31,647,983	USD	2,395,948	HSBC Bank plc	01/12/18	158,327
ZAR	75,535,710	USD	5,656,875	Morgan Stanley & Co., Inc.	01/12/18	439,530
MYR	1,175,318	USD	288,351	Goldman Sachs International	02/22/18	1,517
MYR	6,481,720	USD	1,591,157	UBS AG	02/22/18	7,426

						3,590,752

IDR	68,800,363,819	USD	5,086,151	Deutsche Bank AG	01/09/18	(3,799)
USD	385,265	IDR	5,250,000,000	JP Morgan Chase Bank NA	01/09/18	(2,558)
USD	15,390	IDR	209,064,105	Standard Chartered Bank	01/09/18	(54)
USD	63,401	INR	4,065,594	Deutsche Bank AG	01/09/18	(293)
BRL	3,150,793	USD	956,679	Barclays Bank plc	01/12/18	(7,800)
BRL	199,454	USD	60,267	BNP Paribas SA	01/12/18	(200)
BRL	25,075,212	USD	7,642,932	Deutsche Bank AG	01/12/18	(91,389)
BRL	8,475,134	USD	2,604,425	JP Morgan Chase Bank NA	01/12/18	(52,089)
BRL	5,096,050	USD	1,540,290	Royal Bank of Scotland	01/12/18	(5,586)
COP	9,660,551,020	USD	3,244,794	Royal Bank of Scotland	01/12/18	(10,596)
JPY	721,525,881	USD	6,423,670	Royal Bank of Scotland	01/12/18	(17,148)
MXN	68,941,820	USD	3,628,121	Deutsche Bank AG	01/12/18	(127,954)
MXN	311,158	USD	16,260	Goldman Sachs International	01/12/18	(463)
MXN	30,005,000	USD	1,605,404	JP Morgan Chase Bank NA	01/12/18	(82,054)
MXN	3,634,443	USD	189,286	Morgan Stanley & Co., Inc.	01/12/18	(4,766)
MXN	61,479,757	USD	3,215,216	Royal Bank of Scotland	01/12/18	(93,897)
MXN	49,870,251	USD	2,640,376	UBS AG	01/12/18	(108,470)
PEN	1,323,671	USD	408,927	Goldman Sachs International	01/12/18	(877)
PEN	13,773,577	USD	4,255,044	Royal Bank of Scotland	01/12/18	(9,045)
RUB	97,845,000	USD	1,697,666	Bank of America NA	01/12/18	(2,067)
RUB	100,276,614	USD	1,741,972	Barclays Bank plc	01/12/18	(4,234)
THB	12,821,041	USD	394,422	Deutsche Bank AG	01/12/18	(905)
THB	196,221,430	USD	6,043,161	Morgan Stanley & Co., Inc.	01/12/18	(20,524)
USD	1,619,144	BRL	5,409,559	Deutsche Bank AG	01/12/18	(9,976)

SCHEDULE OF INVESTMENTS	13

Schedule of Investments (continued) December 31, 2017	BlackRock Emerging Markets Flexible Dynamic Bond Portfolio

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	416,421	CAD	534,578	Goldman Sachs International	01/12/18	$(8,946)
USD	4,856,889	CAD	6,246,445	Royal Bank of Scotland	01/12/18	(113,454)
USD	1,582,864	CLP	1,020,947,318	Bank of America NA	01/12/18	(76,133)
USD	4,440,641	CLP	2,854,887,962	BNP Paribas SA	01/12/18	(198,435)
USD	1,721,505	CLP	1,069,743,133	Citibank NA	01/12/18	(16,784)
USD	320,916	CLP	206,990,683	JP Morgan Chase Bank NA	01/12/18	(15,436)
USD	1,679,345	CLP	1,077,131,857	Royal Bank of Scotland	01/12/18	(70,950)
USD	3,822,538	CNY	25,385,477	Deutsche Bank AG	01/12/18	(74,996)
USD	2,493,561	COP	7,565,908,041	Barclays Bank plc	01/12/18	(39,384)
USD	5,293,379	COP	15,958,213,429	Citibank NA	01/12/18	(49,176)
USD	3,278,388	COP	9,910,370,471	Credit Suisse International	01/12/18	(39,446)
USD	257,667	COP	777,788,060	JP Morgan Chase Bank NA	01/12/18	(2,724)
USD	2,184,934	COP	6,638,740,317	Royal Bank of Scotland	01/12/18	(37,610)
USD	202,760	EUR	170,000	HSBC Bank plc	01/12/18	(1,325)
USD	212,542	EUR	179,549	Morgan Stanley & Co., Inc.	01/12/18	(3,006)
USD	67,299	GBP	50,000	HSBC Bank plc	01/12/18	(228)
USD	71,883	GBP	53,693	Morgan Stanley & Co., Inc.	01/12/18	(632)
USD	19,696	GBP	14,672	UBS AG	01/12/18	(119)
USD	386,418	HUF	101,351,761	Deutsche Bank AG	01/12/18	(5,146)
USD	8,867,865	HUF	2,327,839,066	HSBC Bank plc	01/12/18	(125,534)
USD	3,227,376	HUF	856,739,078	Morgan Stanley & Co., Inc.	01/12/18	(82,559)
USD	6,836,266	JPY	773,140,664	Deutsche Bank AG	01/12/18	(28,551)
USD	816,775	JPY	92,258,772	HSBC Bank plc	01/12/18	(2,403)
USD	9,469,517	JPY	1,070,579,616	Morgan Stanley & Co., Inc.	01/12/18	(36,299)
USD	1,475,977	KRW	1,607,044,249	Bank of America NA	01/12/18	(30,051)
USD	1,652,369	KRW	1,805,050,878	Deutsche Bank AG	01/12/18	(39,221)
USD	1,512,720	PEN	4,995,000	BNP Paribas SA	01/12/18	(27,096)
USD	88,834	PEN	292,486	Goldman Sachs International	01/12/18	(1,331)
USD	1,458,038	PHP	74,082,909	Citibank NA	01/12/18	(25,646)
USD	1,620,195	PHP	81,860,345	Goldman Sachs International	01/12/18	(19,250)
USD	168,562	PHP	8,488,132	JP Morgan Chase Bank NA	01/12/18	(1,432)
USD	1,763,556	PLN	6,309,227	BNP Paribas SA	01/12/18	(48,952)
USD	651,558	PLN	2,310,252	Goldman Sachs International	01/12/18	(12,129)
USD	1,552,183	PLN	5,558,987	JP Morgan Chase Bank NA	01/12/18	(44,798)
USD	41,039	RON	160,312	Deutsche Bank AG	01/12/18	(191)
USD	551,302	RON	2,162,428	Goldman Sachs International	01/12/18	(4,842)
USD	4,038,265	RUB	239,996,643	Bank of America NA	01/12/18	(120,742)
USD	2,279,523	RUB	135,198,515	Citibank NA	01/12/18	(63,391)
USD	103,922	RUB	6,106,599	Goldman Sachs International	01/12/18	(1,902)
USD	3,178,819	RUB	188,631,105	JP Morgan Chase Bank NA	01/12/18	(90,053)
USD	3,439,419	THB	112,400,208	HSBC Bank plc	01/12/18	(10,488)
USD	1,815,059	TRY	7,082,632	Bank of America NA	01/12/18	(48,347)
USD	121,352	TRY	468,837	Goldman Sachs International	01/12/18	(1,997)
USD	3,232,163	TRY	12,762,495	HSBC Bank plc	01/12/18	(125,587)
USD	321,509	TRY	1,240,819	Morgan Stanley & Co., Inc.	01/12/18	(4,944)
USD	1,585,268	TRY	6,163,524	Standard Chartered Bank	01/12/18	(36,325)
USD	179,899	TWD	5,384,190	JP Morgan Chase Bank NA	01/12/18	(1,976)
USD	280,306	ZAR	3,582,907	Goldman Sachs International	01/12/18	(8,866)
USD	5,007,737	ZAR	66,707,916	HSBC Bank plc	01/12/18	(376,187)
USD	3,800,404	ZAR	49,929,955	Morgan Stanley & Co., Inc.	01/12/18	(229,389)
ARS	10,258,417	USD	556,159	BNP Paribas SA	02/14/18	(18,222)
ARS	6,745,000	USD	363,808	Royal Bank of Scotland	02/14/18	(10,110)
USD	121,684	MYR	496,835	Barclays Bank plc	02/22/18	(850)
USD	1,268,119	MYR	5,199,288	Citibank NA	02/22/18	(14,179)
USD	221,404	MYR	906,650	Goldman Sachs International	02/22/18	(2,202)
USD	1,657,052	MYR	6,787,496	UBS AG	02/22/18	(16,946)
ARS	20,934,436	USD	1,067,228	BNP Paribas SA	06/14/18	(34,949)
ARS	2,696,059	USD	137,414	Citibank NA	06/14/18	(4,471)
ARS	11,690,349	USD	581,320	BNP Paribas SA	07/02/18	(10,363)

						(3,173,445)

	Net Unrealized Appreciation					$417,307

14	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2017	BlackRock Emerging Markets Flexible Dynamic Bond Portfolio

OTC Options Purchased

Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Put:
EUR Currency	Deutsche Bank AG	—	04/03/18	JPY	130.30	EUR	18,900	$122,294

Centrally Cleared Interest Rate Swaps

Paid by the Fund		Received by the Fund		Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate	Frequency
1.95%	Semi-Annual	3 month LIBOR	Quarterly	12/04/19	USD	18,887	$ 26,597	$—	$26,597
1.16%	Semi-Annual	6 month LIBOR	Semi-Annual	11/30/22	GBP	2,349	(20,651)	—	(20,651)
0.23%	Annual	6 month EURIBOR	Semi-Annual	12/04/22	EUR	8,161	31,407	—	31,407
0.21%	Annual	6 month EURIBOR	Semi-Annual	12/20/22	EUR	6,617	37,642	—	37,642
0.25%	Annual	6 month EURIBOR	Semi-Annual	12/21/22	EUR	3,256	11,357	—	11,357
2.28%	Semi-Annual	3 month LIBOR	Quarterly	12/22/22	USD	15,485	(34,690)	—	(34,690)
0.29%	Annual	6 month EURIBOR	Semi-Annual	12/27/22	EUR	12,820	14,119	—	14,119
0.31%	Annual	6 month EURIBOR	Semi-Annual	12/29/22	EUR	10,025	1,194	—	1,194
1.13%	Semi-Annual	6 month LIBOR	Semi-Annual	06/23/27	GBP	623	9,051	—	9,051
1.53%	Semi-Annual	6 month LIBOR	Semi-Annual	06/29/47	GBP	349	(12,185)	—	(12,185)
0.95%	Semi-Annual	6 month LIBOR	Semi-Annual	10/19/47	JPY	129,657	3,095	—	3,095
1.49%	Annual	6 month EURIBOR	Semi-Annual	12/29/47	EUR	593	780	—	780
0.97%	Semi-Annual	6 month LIBOR	Semi-Annual	01/04/48	JPY	156,653	(164)	—	(164)

							$ 67,552	$—	$67,552

Centrally Cleared Credit Default Swaps — Buy Protection

Reference Obligation/Index	Financing Rate Paid by the Fund	Payment Frequency	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
iTraxx Europe Crossover Series 28 V1	5.00%	Quarterly	12/20/22	EUR	9,988	$(1,477,173)	$(1,412,065)	$(65,108)

OTC Credit Default Swaps — Buy Protection

Reference Obligation/Index	Financing Rate Paid by the Fund	Payment Frequency	Counterparty	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
CDX.EM.28.V2	1.00%	Quarterly	Deutsche Bank AG	12/20/22	USD	7,286	$64,324	$308,521	$(244,197)
Federative Republic of Brazil	1.00	Quarterly	Barclays Bank plc	12/20/22	USD	6,172	172,579	293,620	(121,041)
Republic of Turkey	1.00	Quarterly	Barclays Bank plc	12/20/22	USD	2,220	66,628	88,711	(22,083)
Republic of Turkey	1.00	Quarterly	Barclays Bank plc	12/20/22	USD	1,970	59,125	82,151	(23,026)
Republic of Turkey	1.00	Quarterly	BNP Paribas SA	12/20/22	USD	2,310	69,329	93,213	(23,884)
Russian Federation	1.00	Quarterly	Barclays Bank plc	12/20/22	USD	2,235	18,220	52,610	(34,390)
Russian Federation	1.00	Quarterly	Citibank NA	12/20/22	USD	1,406	11,462	33,191	(21,729)
Russian Federation	1.00	Quarterly	JP Morgan Chase Bank NA	12/20/22	USD	2,120	17,283	49,571	(32,288)
United Mexican States	1.00	Quarterly	Barclays Bank plc	12/20/22	USD	7,658	20,541	51,834	(31,293)

							$499,491	$1,053,422	$(553,931)

Balances Reported in the Statement of Assets and Liabilities for Centrally Cleared Swaps and OTC Derivatives

	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation
Centrally Cleared Swaps(a)	$—	$(1,412,065)	$135,242	$(132,798)
OTC Derivatives	1,053,422	—	—	(553,931)

(a)	Includes cumulative appreciation (depreciation) on centrally cleared swaps, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities and is net of any previously paid (received) swap premium amounts.

SCHEDULE OF INVESTMENTS	15

Schedule of Investments (continued) December 31, 2017	BlackRock Emerging Markets Flexible Dynamic Bond Portfolio

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statement of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Net unrealized appreciation(a)	$—	$—	$—	$—	$44,070	$—	$44,070
Forward foreign currency exchange contracts
Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	3,590,752	—	—	3,590,752
Options purchased
Investments at value — unaffiliated(b)	—	—	—	122,294	—	—	122,294
Swaps — centrally cleared
Net unrealized appreciation(a)	—	—	—	—	135,242	—	135,242
Swaps — OTC
Swap premiums paid	—	1,053,422	—	—	—	—	1,053,422

	$—	$1,053,422	$—	$3,713,046	$179,312	$—	$4,945,780

Liabilities — Derivative Financial Instruments
Futures contracts
Net unrealized depreciation(a)	$—	$—	$—	$—	$123,406	$—	$123,406
Forward foreign currency exchange contracts
Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	3,173,445	—	—	3,173,445
Swaps — centrally cleared
Net unrealized depreciation(a)	—	65,108	—	—	67,690	—	132,798
Swaps — OTC
Unrealized depreciation on OTC swaps;	—	553,931	—	—	—	—	553,931

	$—	$619,039	$—	$3,173,445	$191,096	$—	$3,983,580

(a)	Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
(b)	Includes options purchased at value as reported in the Schedule of Investments.

For the year ended December 31, 2017, the effect of derivative financial instruments in the Statement of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$(377,864)	$—	$(377,864)
Forward foreign currency exchange contracts	—	—	—	1,372,640	—	—	1,372,640
Options purchased(a)	—	—	—	(1,568,957)	—	—	(1,568,957)
Options written	—	—	—	906,826	—	—	906,826
Swaps	—	(6,015,351)	—	—	83,303	—	(5,932,048)

	$—	$(6,015,351)	$—	$710,509	$(294,561)	$—	$(5,599,403)

Net Change In Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$—	$(79,336)	$—	$(79,336)
Forward foreign currency exchange contracts	—	—	—	179,162	—	—	179,162
Options purchased(b)	—	—	—	(32,069)	—	—	(32,069)
Swaps	—	295,668	—	—	(196,263)	—	99,405

	$—	$295,668	$—	$147,093	$(275,599)	$—	$167,162

(a)	Options purchased are included in net realized gain (loss) from investments — unaffiliated.
(b)	Options purchased are included in net change in unrealized appreciation (depreciation) on investments — unaffiliated.

16	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2017	BlackRock Emerging Markets Flexible Dynamic Bond Portfolio

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$438,500
Average notional value of contracts — short	13,084,196
Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$222,592,847
Average amounts sold — in USD	$218,006,681
Options:
Average value of option contracts purchased	$249,124
Average value of option contracts written	$285,206
Credit default swaps:
Average notional value — buy protection	$76,854,397
Interest rate swaps
Average notional value — pays fixed rate	$65,581,556
Average notional value — receives fixed rate	$2,404,000

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Derivative Financial Instruments:
Futures contracts	$—	$36,626
Forward foreign currency exchange contracts	3,590,752	3,173,445
Options(a)	122,294	—
Swaps — Centrally cleared	14,572	—
Swaps — OTC(b)	1,053,422	553,931

Total derivative assets and liabilities in the Statement of Assets and Liabilities	$4,781,040	$3,764,002
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(14,572)	(36,626)

Total derivative assets and liabilities subject to an MNA	$4,766,468	$3,727,376

(a)	Includes options purchased at value which is included in Investments at value — unaffiliated in the Statement of Assets and Liabilities and reported in the Schedule of Investments.
(b)	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums paid/received in the Statement of Asset and Liabilities.

The following tables present the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund.

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets (b)
Bank of America NA	$238,858	$(238,858)	$—	$—	$—
Barclays Bank plc	985,895	(284,101)	—	(440,000)	261,794
BNP Paribas SA	345,531	(345,531)	—	—	—
Citibank NA	212,302	(195,376)	—	—	16,926
Credit Suisse International	7,999	(7,999)	—	—	—
Deutsche Bank AG	874,569	(626,618)	—	(160,000)	87,951
Goldman Sachs International	401,648	(62,805)	—	—	338,843
HSBC Bank plc	344,048	(344,048)	—	—	—
JP Morgan Chase Bank NA	122,293	(122,293)	—	—	—
Morgan Stanley & Co., Inc.	830,666	(382,119)	—	—	448,547
Royal Bank of Scotland	323,119	(323,119)	—	—	—
Standard Chartered Bank	45,577	(36,379)	—	—	9,198
UBS AG	33,963	(33,963)	—	—	—

	$4,766,468	$(3,003,209)	$—	$(600,000)	$1,163,259

SCHEDULE OF INVESTMENTS	17

Schedule of Investments (continued) December 31, 2017	BlackRock Emerging Markets Flexible Dynamic Bond Portfolio

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities (c)
Bank of America NA	$277,340	$(238,858)	$—	$—	$38,482
Barclays Bank plc	284,101	(284,101)	—	—	—
BNP Paribas SA	362,101	(345,531)	—	—	16,570
Citibank NA	195,376	(195,376)	—	—	—
Credit Suisse International	39,446	(7,999)	—	—	31,447
Deutsche Bank AG	626,618	(626,618)	—	—	—
Goldman Sachs International	62,805	(62,805)	—	—	—
HSBC Bank plc	641,752	(344,048)	—	—	297,704
JP Morgan Chase Bank NA	325,408	(122,293)	—	—	203,115
Morgan Stanley & Co., Inc.	382,119	(382,119)	—	—	—
Royal Bank of Scotland	368,396	(323,119)	—	—	45,277
Standard Chartered Bank	36,379	(36,379)	—	—	—
UBS AG	125,535	(33,963)	—	—	91,572

	$3,727,376	$(3,003,209)	$—	$—	$724,167

(a)	The amount of derivatives available for offset is limited to the amount of assets and/or liabilities that are subject to an MNA.
(b)	Net amount represents the net amount receivable from the counterparty in the event of default.
(c)	Net amount represents the net amount payable due to the counterparty in the event of default.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments(a)	$—	$127,137,187	$—	$127,137,187
Short-Term Securities(b)	—	4,362,280	—	4,362,280
Options Purchased:
Foreign currency exchange contracts	—	122,294	—	122,294

	$—	$131,621,761	$—	$131,621,761

Total Investments				$131,621,761

Derivative Financial Instruments(c)
Assets:
Foreign currency exchange contracts	$—	$3,590,752	$—	$3,590,752
Interest rate contracts	44,070	135,242	—	179,312
Liabilities:
Credit contracts	—	(619,039)	—	(619,039)
Foreign currency exchange contracts	—	(3,173,445)	—	(3,173,445)
Interest rate contracts	(123,406)	(67,690)	—	(191,096)

	$(79,336)	$(134,180)	$—	$(213,516)

(a)	See above Schedule of Investments for values in each security type.
(b)	See above Schedule of Investments for values in each country.
(c)	Derivative financial instruments are swaps, futures contracts, and forward foreign currency exchange contracts. Swaps, futures contracts, and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument.

During the year ended December 31, 2017, there were no transfers between levels.

See notes to financial statements.

18	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statement of Assets and Liabilities

December 31, 2017

BlackRock Emerging Markets Flexible Dynamic Bond Portfolio

ASSETS
Investments at value — unaffiliated (cost — $127,603,729)	$131,621,761
Cash pledged:
Futures contracts	544,000
Centrally cleared swaps	1,595,000
Foreign currency at value (cost — $1,320,823)	1,309,854
Receivables:
Swaps	165,036
Capital shares sold	143,187
Interest — unaffiliated	2,808,865
From the Manager	13,328
Variation margin on centrally cleared swaps	14,572
Swap premiums paid	1,053,422
Unrealized appreciation on forward foreign currency exchange contracts	3,590,752
Prepaid expenses	41,776

Total assets	142,901,553

LIABILITIES
Bank overdraft	1,984
Cash received as collateral for OTC derivatives	600,000
Payables:
Investments purchased	566,908
Capital shares redeemed	91,316
Income dividends	313,073
Professional fees	73,282
Service and distribution fees	6,479
Variation margin on futures contracts	36,626
Administration fees	8,392
Investment advisory fees	74,082
Officer’s and Trustees’ fees	3,654
Other affiliates	586
Other accrued expenses	113,453
Unrealized depreciation on:
Forward foreign currency exchange contracts	3,173,445
OTC swaps	553,931

Total liabilities	5,617,211

NET ASSETS	$137,284,342

NET ASSETS CONSIST OF
Paid-in capital	$146,572,225
Distributions in excess of net investment income	(1,102,859)
Accumulated net realized loss	(12,010,872)
Net unrealized appreciation (depreciation)	3,825,848

NET ASSETS	$137,284,342

NET ASSET VALUE
Institutional — Based on net assets of $43,692,952 and 4,624,195 shares outstanding, unlimited number of shares authorized, $0.001 par value	$9.45

Investor A — Based on net assets of $14,756,507 and 1,564,403 shares outstanding, unlimited number of shares authorized, $0.001 par value	$9.43

Investor C — Based on net assets of $3,822,759 and 405,118 shares outstanding, unlimited number of shares authorized, $0.001 par value	$9.44

Class K — Based on net assets of $75,012,124 and 7,944,441 shares outstanding, unlimited number of shares authorized, $0.001 par value	$9.44

See notes to financial statements.

FINANCIAL STATEMENTS	19

Statement of Operations

Year Ended December 31, 2017

BlackRock Emerging Markets Flexible Dynamic Bond Portfolio

INVESTMENT INCOME
Dividends — affiliated	$770
Interest — unaffiliated	8,300,520
Foreign taxes withheld	(21,695)

Total investment income	8,279,595

EXPENSES
Investment advisory	666,316
Custodian	107,577
Professional	85,817
Service and distribution — class specific	81,270
Registration	76,591
Transfer agent — class specific	62,881
Printing	51,839
Administration	47,198
Accounting services	41,250
Administration — class specific	22,202
Trustees and Officer	18,417
Recoupment of past waived and/or reimbursed fees — class specific	66
Miscellaneous	34,650

Total expenses	1,296,074
Less:
Administration fees waived	(1,590)
Administration fees waived — class specific	(22,102)
Fees waived and/or reimbursed by the Manager	(317,617)
Transfer agent fees reimbursed — class specific	(34,385)

Total expenses after fees waived and/or reimbursed	920,380

Net investment income	7,359,215

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	376,920
Forward foreign currency exchange contracts	1,372,640
Foreign currency transactions	(573,024)
Futures contracts	(377,864)
Options written	906,826
Swaps . . . . .	(5,932,048)

(4,226,550)

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	1,653,306
Forward foreign currency exchange contracts	179,162
Foreign currency translations	17,665
Futures contracts	(79,336)
Swaps . . . . .	99,405

1,870,202

Net realized and unrealized loss	(2,356,348)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$5,002,867

See notes to financial statements.

20	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statement of Changes in Net Assets

	BlackRock Emerging Markets Flexible Dynamic Bond Portfolio
	Year Ended December 31,
	2017	2016

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$7,359,215	$3,258,454
Net realized gain (loss)	(4,226,550)	352,904
Net change in unrealized appreciation (depreciation)	1,870,202	2,800,641

Net increase in net assets resulting from operations	5,002,867	6,411,999

DISTRIBUTIONS TO SHAREHOLDERS(a)
From net investment income:
Institutional	(2,394,591)	(999,567)
Investor A	(878,781)	(583,014)
Investor C	(214,406)	(195,068)
Class K	(3,707,537)	(560,108)

Decrease in net assets resulting from distributions to shareholders	(7,195,315)	(2,337,757)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	84,088,859	(1,284,297)

NET ASSETS
Total increase in net assets	81,896,411	2,789,945
Beginning of year	55,387,931	52,597,986

End of year	$137,284,342	$55,387,931

Undistributed (distributions in excess of) net investment income, end of year	$(1,102,859)	$398,075

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

FINANCIAL STATEMENTS	21

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock Emerging Markets Flexible Dynamic Bond Portfolio
	Institutional
	Year Ended December 31,
	2017	2016	2015	2014	2013
Net asset value, beginning of year	$9.51	$8.79	$8.73	$9.14	$10.54

Net investment income(a)	0.63	0.58	0.43	0.51	0.45
Net realized and unrealized gain (loss)	(0.10)	0.56	(0.10)	(0.50)	(1.41)

Net increase (decrease) from investment operations	0.53	1.14	0.33	0.01	(0.96)

Distributions:(b)
From net investment income	(0.59)	(0.42)	(0.27)	—	(0.07)
From net realized gain	—	—	—	—	(0.00	)(c)
From return of capital	—	—	—	(0.42)	(0.37)

Total distributions	(0.59)	(0.42)	(0.27)	(0.42)	(0.44)

Net asset value, end of year	$9.45	$9.51	$8.79	$8.73	$9.14

Total Return:(d)
Based on net asset value	5.66%	13.27%	3.80%	0.09%	(9.30)%

Ratios to Average Net Assets:(e)
Total expenses(f)	1.13%	1.48%	1.50%	1.30%	1.07%

Total expenses after fees waived and/or reimbursed and paid indirectly	0.78%	0.91%	0.97%	0.98%	0.92%

Net investment income	6.68%	6.34%	4.86%	5.79%	4.55%

Supplemental Data:
Net assets, end of year (000)	$43,693	$24,097	$19,339	$24,177	$64,636

Portfolio turnover rate	187%	276%	421%	449%	214%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Amount is greater than $(0.005) per share.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended December 31,
	2017	2016	2015	2014	2013
Investments in underlying funds	0.00%	0.01%	0.02%	0.01%	0.02%

(f)	Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees, the expense ratios were as follows:

	Year Ended December 31,
	2017	2016	2015	2014	2013
Expense ratios	1.13%	1.48%	1.48%	1.29%	1.07%

See notes to financial statements.

22	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Emerging Markets Flexible Dynamic Bond Portfolio
	Investor A
	Year Ended December 31,
	2017	2016	2015	2014	2013
Net asset value, beginning of year	$9.50	$8.78	$8.72	$9.13	$10.53

Net investment income(a)	0.61	0.55	0.40	0.48	0.40
Net realized and unrealized gain (loss)	(0.12)	0.56	(0.10)	(0.49)	(1.39)

Net increase (decrease) from investment operations	0.49	1.11	0.30	(0.01)	(0.99)

Distributions:(b)
From net investment income	(0.56)	(0.39)	(0.24)	—	(0.08)
From net realized gain	—	—	—	—	(0.00	)(c)
From return of capital	—	—	—	(0.40)	(0.33)

Total distributions	(0.56)	(0.39)	(0.24)	(0.40)	(0.41)

Net asset value, end of year	$9.43	$9.50	$8.78	$8.72	$9.13

Total Return:(d)
Based on net asset value	5.29%	12.96%	3.51%	(0.14)%	(9.59)%

Ratios to Average Net Assets:(e)
Total expenses(f)	1.45%	1.79%	1.81%	1.65%	1.46%

Total expenses after fees waived and/or reimbursed and paid indirectly	1.03%	1.20%	1.25%	1.25%	1.25%

Net investment income	6.48%	6.05%	4.60%	5.42%	4.00%

Supplemental Data:
Net assets, end of year (000)	$14,756	$15,293	$14,110	$12,063	$19,582

Portfolio turnover rate	187%	276%	421%	449%	214%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Amount is greater than $(0.005) per share.
(d)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(e)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended December 31,
	2017	2016	2015	2014	2013
Investments in underlying funds	0.00%	0.01%	0.02%	0.01%	0.02%

(f)	Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees, the expense ratios were as follows:

	Year Ended December 31,
	2017	2016	2015	2014	2013
Expense ratios	1.45%	1.79%	1.81%	1.59%	1.43%

See notes to financial statements.

FINANCIAL HIGHLIGHTS	23

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Emerging Markets Flexible Dynamic Bond Portfolio
	Investor C
	Year Ended December 31,
	2017	2016	2015	2014	2013
Net asset value, beginning of year	$9.50	$8.78	$8.73	$9.14	$10.53

Net investment income(a)	0.54	0.48	0.34	0.41	0.33
Net realized and unrealized gain (loss)	(0.11)	0.56	(0.11)	(0.50)	(1.39)

Net increase (decrease) from investment operations	0.43	1.04	0.23	(0.09)	(1.06)

Distributions:(b)
From net investment income	(0.49)	(0.32)	(0.18)	—	(0.06)
From net realized gain	—	—	—	—	(0.00	)(c)
From return of capital	—	—	—	(0.32)	(0.27)

Total distributions	(0.49)	(0.32)	(0.18)	(0.32)	(0.33)

Net asset value, end of year	$9.44	$9.50	$8.78	$8.73	$9.14

Total Return:(d)
Based on net asset value	4.62%	12.12%	2.65%	(0.93)%	(10.19)%

Ratios to Average Net Assets:(e)
Total expenses(f)	2.30%	2.63%	2.64%	2.45%	2.23%

Total expenses after fees waived and/or reimbursed and paid indirectly	1.78%	1.96%	2.00%	2.00%	2.00%

Net investment income	5.74%	5.30%	3.85%	4.63%	3.32%

Supplemental Data:
Net assets, end of year (000)	$3,823	$4,892	$6,060	$7,358	$9,600

Portfolio turnover rate	187%	276%	421%	449%	214%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Amount is greater than $(0.005) per share.
(d)	Where applicable, excludes the effects of any sales charge and assumes the reinvestment of distributions.
(e)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended December 31,
	2017	2016	2015	2014	2013
Investments in underlying funds	0.00%	0.01%	0.02%	0.01%	0.02%

(f)	Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratio.

See notes to financial statements.

24	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Emerging Markets Flexible Dynamic Bond Portfolio
	Class K
	Year Ended December 31,
	2017	2016	2015	2014	2013
Net asset value, beginning of year	$9.51	$8.79	$8.73	$9.14	$10.54

Net investment income(a)	0.64	0.58	0.44	0.50	0.43
Net realized and unrealized gain (loss)	(0.12)	0.56	(0.10)	(0.48)	(1.38)

Net increase (decrease) from investment operations	0.52	1.14	0.34	0.02	(0.95)

Distributions:(b)
From net investment income	(0.59)	(0.42)	(0.28)	—	(0.10)
From net realized gain	—	—	—	—	(0.00	)(c)
From return of capital	—	—	—	(0.43)	(0.35)

Total distributions	(0.59)	(0.42)	(0.28)	(0.43)	(0.45)

Net asset value, end of year	$9.44	$9.51	$8.79	$8.73	$9.14

Total Return:(d)
Based on net asset value	5.60%	13.37%	3.91%	0.20%	(9.23)%

Ratios to Average Net Assets:(e)
Total expenses(f)	1.03%	1.39%	1.37%	1.23%	0.96%

Total expenses after fees waived and/or reimbursed and paid indirectly	0.73%	0.83%	0.85%	0.85%	0.85%

Net investment income	6.70%	6.44%	4.99%	5.57%	4.22%

Supplemental Data:
Net assets, end of year (000)	$75,012	$11,106	$13,088	$19,803	$11,165

Portfolio turnover rate	187%	276%	421%	449%	214%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Amount is greater than $(0.005) per share.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended December 31,
	2017	2016	2015	2014	2013
Investments in underlying funds	0.00%	0.01%	0.02%	0.01%	0.02%

(f)	Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratio.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	25

Notes to Financial Statements

1.	ORGANIZATION

BlackRock Funds II (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Massachusetts business trust. BlackRock Emerging Markets Flexible Dynamic Bond Portfolio (the “Fund”) is a series of the Trust. The Fund is classified as non-diversified.

The Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that certain classes bear expenses related to the shareholder servicing and distribution of such shares. Institutional and Class K Shares are sold only to certain eligible investors. Investor A and Investor C Shares are generally available through financial intermediaries. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures.

Share Class	Initial Sales Charge	CDSC		Conversion Privilege
Institutional and Class K Shares . . . . . . . . . . . . . . . . . .	No	No		None
Investor A Shares	Yes	No	(a)	None
Investor C Shares	No	Yes		None

(a)	Investor A Shares may be subject to a contingent deferred sales charge (“CDSC”) for certain redemptions where no initial sales charge was paid at the time of purchase.

The Fund, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of open-end funds referred to as the Equity-Bond Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the “trade dates”). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities are recognized on an accrual basis. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Foreign Currency Translation: The Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

The Fund does not isolate the portion of the results of operations arising as a result of changes in the exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. The Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Segregation and Collateralization: In cases where the Fund enters into certain investments (e.g., dollar rolls, TBA sale commitments, futures contracts, forward foreign currency exchange contracts, options written, swaps or short sales), or certain borrowings (e.g., reverse repurchase transactions) that would be treated as “senior securities” for 1940 Act purposes, the Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments or borrowings. Doing so allows the investment or borrowing to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Fund may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Distributions: Distributions from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend date and made at least annually. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Recent Accounting Standards: In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update “Premium Amortization of Purchased Callable Debt Securities” which amends the amortization period for certain purchased callable debt securities. Under the new guidance, the premium amortization of purchased callable debt securities that have explicit, non-contingent call features and are callable at fixed prices will be amortized to the earliest call date. The guidance will be applied on a modified retrospective basis and is effective for fiscal years, and their interim periods, beginning after December 15, 2018. Management is currently evaluating the impact of this guidance to the Fund.

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

26	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

Other: Expenses directly related to the Fund or its classes are charged to the Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on their relative net assets or other appropriate methods.

The Fund has an arrangement with its custodian whereby credits are earned on uninvested cash balances, which could be used to reduce custody fees and/or overdraft charges. The Fund may incur charges on certain uninvested cash balances and overdrafts, subject to certain conditions.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the NYSE (generally 4:00 p.m., Eastern time) (or, if the reporting date falls on a day the NYSE is closed, investments are valued at fair value as of the period end). U.S. GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Trustees of the Trust (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Fund’s assets and liabilities:

•	Equity investments traded on a recognized securities exchange are valued at the official closing price each day, if available. For equity investments traded on more than one exchange, the official closing price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•	Fixed-income securities for which market quotations are readily available are generally valued using the last available bid prices or current market quotations provided by independent dealers or third party pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more independent brokers or dealers as obtained from a third party pricing service. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager determines such method does not represent fair value.

•	Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of trading on the NYSE that may not be reflected in the computation of the Fund’s net assets. Each business day, the Fund uses a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

•	Investments in open-end U.S. mutual funds are valued at net asset value (“NAV”) each business day.

•	Futures contracts traded on exchanges are valued at their last sale price.

•	Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of trading on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

•	Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. OTC options and options on swaps (“swaptions”) are valued by an independent pricing service using a mathematical model, which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

•	Swap agreements are valued utilizing quotes received daily by the Fund’s pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement.

The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Fund’s pricing vendors, regular reviews of key inputs and assumptions, transactional backtesting or disposition analysis to compare

NOTES TO FINANCIAL STATEMENTS	27

Notes to Financial Statements  (continued)

unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis. As a result of the inherent uncertainty in valuation of these investments, the fair values may differ from the values that would have been used had an active market existed.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•	Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market– corroborated inputs)

•	Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by Private Companies. There may not be a secondary market, and/or there are a limited number of investors. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Global Valuation Committee in the absence of market information.

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Zero-Coupon Bonds: Zero-coupon bonds are normally issued at a significant discount from face value and do not provide for periodic interest payments. These bonds may experience greater volatility in market value than other debt obligations of similar maturity which provide for regular interest payments.

Capital Securities and Trust Preferred Securities: Capital securities, including trust preferred securities, are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics. In the case of trust preferred securities, an affiliated business trust of a corporation issues these securities, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured with either a fixed or adjustable coupon that can have either a perpetual or stated maturity date. For trust preferred securities, the issuing bank or corporation pays interest to the trust, which is then distributed to holders of these securities as a dividend. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. These securities generally are rated below that of the issuing company’s senior debt securities and are freely callable at the issuer’s option.

Forward Commitments and When-Issued Delayed Delivery Securities: A fund may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. A fund may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, a fund may be required to pay more at settlement than the security is worth. In addition, a fund is not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, a fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, a fund’s maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions.

Securities Lending: The Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by the Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral returned by the Fund, on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities, but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of any securities on loan, all of which were classified as common or preferred stocks in a fund’s Schedule of Investments, and the value of any related collateral are shown separately in the Statement of Assets and Liabilities as a component of investments at value — unaffiliated, and collateral on securities loaned at value, respectively. As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedule of Investments.

28	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

Securities lending transactions are entered into by the Fund under Master Securities Lending Agreements, each an (“MSLA”), which provides the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Fund can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities loaned if the collateral received does not cover the value on the securities loaned in the event of borrower default. The Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Fund engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and/or to manage its exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedules of Investments. These contracts may be transacted on an exchange or OTC.

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk), changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are agreements between the Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract.

Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited, if any, is shown as cash pledged for futures contracts in the Statement of Assets and Liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statement of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest, foreign currency exchange rates or underlying assets.

Forward Foreign Currency Exchange Contracts: Forward foreign currency exchange contracts are entered into to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk).

A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a specified date. These contracts help to manage the overall exposure to the currencies in which some of the investments held by the Fund are denominated and in some cases, may be used to obtain exposure to a particular market.

The contract is marked to market daily and the change in market value is recorded as unrealized appreciation (depreciation) in the Statement of Assets and Liabilities. When a contract is closed, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the value at the time it was opened and the value at the time it was closed. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The use of forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies.

Options: The Fund purchases and writes call and put options to increase or decrease its exposure to the risks of underlying instruments, including equity risk, interest rate risk and/or commodity price risk and/or, in the case of options written, to generate gains from options premiums.

A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised) the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period.

Premiums paid on options purchased and premiums received on options written, as well as the daily fluctuation in market value, are included in investments at value — unaffiliated and options written at value, respectively, in the Statement of Assets and Liabilities. When an instrument is purchased or sold through the exercise of an option, the premium is offset against the cost or proceeds of the underlying instrument. When an option expires, a realized gain or loss is recorded in the Statement of Operations to the extent of the premiums received or paid. When an option is closed or sold, a gain or loss is recorded in the Statement of Operations to the extent the cost of the closing transaction exceeds the premiums received or paid. When the Fund writes a call option, such option is typically “covered,” meaning that it holds the underlying instrument subject to being called by the option counterparty. When the Fund writes a put option, such option is covered by cash in an amount sufficient to cover the obligation.

•	Foreign currency options — The Fund purchases and writes foreign currency options, foreign currency futures and options on foreign currency futures to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk). Foreign currency options give the purchaser the right to buy from or sell to the writer a foreign currency at any time before the expiration of the option.

NOTES TO FINANCIAL STATEMENTS	29

Notes to Financial Statements  (continued)

In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that it may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Fund purchasing or selling a security when it otherwise would not, or at a price different from the current market value.

Swaps: Swap contracts are entered into to manage exposure to issuers, markets and securities. Such contracts are agreements between the Fund and a counterparty to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”).

For OTC swaps, any upfront premiums paid and any upfront fees received are shown as swap premiums paid and swap premiums received, respectively, in the Statement of Assets and Liabilities and amortized over the term of the contract. The daily fluctuation in market value is recorded as unrealized appreciation (depreciation) on OTC Swaps in the Statement of Assets and Liabilities. Payments received or paid are recorded in the Statement of Operations as realized gains or losses, respectively. When an OTC swap is terminated, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract, if any. Generally, the basis of the contract is the premium received or paid.

In a centrally cleared swap, immediately following execution of the swap contract, the swap contract is novated to a central counterparty (the “CCP”) and the Fund’s counterparty on the swap agreement becomes the CCP. The Fund is required to interface with the CCP through the broker. Upon entering into a centrally cleared swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited is shown as cash pledged for centrally cleared swaps in the Statement of Assets and Liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and shown as variation margin receivable (or payable) on centrally cleared swaps in the Statement of Assets and Liabilities. Payments received from (paid to) the counterparty, including at termination, are recorded as realized gains (losses) in the Statement of Operations.

•	Credit default swaps — Credit default swaps are entered into to manage exposure to the market or certain sectors of the market, to reduce risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which a fund is not otherwise exposed (credit risk).

The Fund may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps are agreements in which the protection buyer pays fixed periodic payments to the seller in consideration for a promise from the protection seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation acceleration, repudiation, moratorium or restructuring). As a buyer, if an underlying credit event occurs, the Fund will either (i) receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index, or (ii) receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Fund will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

•	Interest rate swaps — Interest rate swaps are entered into to gain or reduce exposure to interest rates or to manage duration, the yield curve or interest rate (interest rate risk).

Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating, in exchange for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. In more complex interest rate swaps, the notional principal amount may decline (or amortize) over time.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

Master Netting Arrangements: In order to define their contractual rights and to secure rights that will help them mitigate their counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. When the Fund enters into an ISDA Master Agreement and an MRA and/or MSLA with the same counterparty, the agreements may contain a set-off provision allowing the Fund to offset a net amount payable with amounts due to the Fund upon default of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events. For example, notwithstanding what contractual rights may be included in an ISDA Master Agreement, such laws may prohibit the Fund from setting off amounts owed to a defaulting counterparty under an ISDA Master Agreement against amounts owed to the Fund by affiliates of the defaulting counterparty. The insolvency regimes of many jurisdictions do, however, generally permit set-off of simultaneous payables and receivables under certain types of financial contracts between the same legal entity upon a default of the entity, regardless of the existence of a contractual set-off right in those contracts.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty.

Cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, is reported separately on the Statement of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Fund, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is

30	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

required, which is determined at the close of business of the Fund. Any additional required collateral is delivered to/pledged by the Fund on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The Fund generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Fund from its counterparties are not fully collateralized, it bears the risk of loss from counterparty non-performance. Likewise, to the extent the Fund has delivered collateral to a counterparty and stands ready to perform under the terms of its agreement with such counterparty, it bears the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statement of Assets and Liabilities.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, Inc. (“BlackRock”) for 1940 Act purposes.

Investment Advisory: The Trust, on behalf of the Fund, entered into an Investment Advisory Agreement with the Manager, the Fund’s investment adviser, an indirect, wholly-owned subsidiary of BlackRock, to provide investment advisory and administrative services. The Manager is responsible for the management of the Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Fund.

For such services, the Fund pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of the Fund’s net assets:

Average Daily Net Assets	Investment Advisory Fee
First $1 Billion	0.600%
$1 Billion — $2 Billion	0.550
$2 Billion — $3 Billion	0.525
Greater than $3 Billion	0.500

With respect to the Fund, the Manager entered into a sub-advisory agreement with BlackRock International Limited (“BIL”), an affiliate of the Manager. The Manager pays BIL, for services they provide, a monthly fee that is a percentage of the investment advisory fees paid by the Fund to the Manager.

Service and Distribution Fees: The Trust, on behalf of the Fund, entered into a Distribution Agreement and a Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of the Fund as follows:

	Distribution Fee	Service Fee
Investor A	—%	0.25%
Investor C	0.75	0.25

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing and distribution services to the Fund. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to the shareholders.

For the year ended December 31, 2017, the following table shows the class specific service and distribution fees borne directly by each share class of the Fund:

	Investor A	Investor C	Total
Service and Distribution Fees	$37,371	$43,899	$81,270

Administration: The Trust, on behalf of the Fund, entered into an Administration Agreement with the Manager, an indirect, wholly-owned subsidiary of BlackRock, to provide administrative services. For these services, the Manager receives an administration fee computed daily and payable monthly, based on a percentage of the average daily net assets of the Fund. The administration fee, which is shown as administration in the Statement of Operations, is paid at the annual rates below.

Average Daily Net Assets	Administration Fee
First $500 Million	0.0425%
$500 Million — $1 Billion	0.0400
$1 Billion — $2 Billion	0.0375
$2 Billion — $4 Billion	0.0350
$4 Billion — $13 Billion	0.0325
Greater than $13 Billion	0.0300

In addition, the Manager charges each of the share classes an administration fee, which is shown as administration — class specific in the Statement of Operations, at an annual rate of 0.02% of the average daily net assets of each respective class.

For the year ended December 31, 2017, the following table shows the class specific administration fees borne directly by each share class of the Fund:

Institutional	Investor A	Investor C	Class K	Total
$7,403	$2,990	$878	$10,931	$22,202

NOTES TO FINANCIAL STATEMENTS	31

Notes to Financial Statements  (continued)

Transfer Agent: Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Fund with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services, these entities receive an asset-based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the year ended December 31, 2017, the Fund did not pay any amounts to affiliates of BlackRock in return for these services.

The Manager maintains a call center that is responsible for providing certain shareholder services to the Fund. Shareholder services include responding to inquiries and processing subscriptions and redemptions based upon instructions from shareholders. For the year ended December 31, 2017, the Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statement of Operations:

Institutional	Investor A	Investor C	Class K	Total
$83	$728	$440	$17	$1,268

For the year ended December 31, 2017, the following table shows the class specific transfer agent fees borne directly by each share class of the Fund:

Institutional	Investor A	Investor C	Class K	Total
$31,606	$20,799	$10,200	$276	$62,881

Other Fees: For the year ended December 31, 2017, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of the Fund’s Investor A Shares, which totaled $2,783.

For the year ended December 31, 2017, affiliates received CDSCs as follows:

Investor A	$548
Investor C	$966

Expense Limitations, Waivers, Reimbursements and Recoupments: With respect to the Fund, the Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”). The amount of waivers and/or reimbursements of fees and expenses made pursuant to the expense limitation will be reduced by the amount of the affiliated money market fund waiver. This amount is included in fees waived and/or reimbursed by the Manager in the Statement of Operations. For the year ended December 31, 2017, the amount waived was $215.

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of the Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through April 30, 2018. The contractual agreement may be terminated upon 90 days’ notice by a majority of the independent trustees who are not “interested persons” of the Fund, as defined in the 1940 Act (“Independent Trustees”) or by a vote of a majority of the outstanding voting securities of the Fund. For the year ended December 31, 2017, there were no fees waived by the Manager.

With respect to the Fund, the Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business (“expense limitation”). The expense limitations as a percentage of average daily net assets are as follows:

Institutional	Investor A	Investor C	Class K
0.78%	1.03%	1.78%	0.73%

The Manager has agreed not to reduce or discontinue these contractual expense limitations through April 30, 2018, unless approved by the Board, including a majority of the trustees or by a vote of a majority of the outstanding voting securities of the Fund. For the year ended December 31, 2017, the Manager waived $313,670 which is included in fees waived and/or reimbursed by the Manager in the Statement of Operations.

For the year ended December 31, 2017, the Manager reimbursed $3,732, which is shown as fees waived and/or reimbursed by the Manager in the Statement of Operations.

These amounts waived and/or reimbursed are included in fees waived and/or reimbursed by the Manager, administration fees waived — class specific, and transfer agent fees waived and/or reimbursed — class specific, respectively, in the Statement of Operations. For the year ended December 31, 2017, class specific expense waivers and/or reimbursements are as follows:

	Institutional	Investor A	Investor C	Class K	Total
Administration Fees Waived	$7,375	$2,990	$878	$10,859	$22,102

	Institutional	Investor A	Investor C	Class K	Total
Transfer Agent Fees Reimbursed	$12,722	$13,369	$8,056	$238	$34,385

In addition, the Fund had a waiver of administration fees, which are included in Administration fees waived in the Statement of Operations. For the year ended December 31, 2017, the amount waived was $1,590.

With respect to the contractual expense limitation, if during the Fund’s fiscal year the operating expenses of a share class, that at any time during the prior two fiscal years received a waiver and/or reimbursement from the Manager, are less than the current expense limitation for that share class, the Manager is entitled to be reimbursed by such share class up to the lesser of: (a) the amount of fees waived and/or expenses reimbursed during those prior two fiscal years under the agreement and (b) an amount

32	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

not to exceed either the current expense limitation of that share class or the expense limitation of the share class in effect at the time that the share class received the applicable waiver and/or reimbursement, provided that:

(1) the Fund, of which the share class is a part, has more than $50 million in assets for the fiscal year, and

(2) the Manager or an affiliate continues to serve as the Fund’s investment adviser or administrator.

This repayment applies only to the contractual expense limitation on net expenses and does not apply to the contractual investment advisory fee waiver described above or any voluntary waivers that may be in effect from time to time.

For the year ended December 31, 2017, the Manager recouped the following fund level and class specific waivers and/or reimbursements previously recorded by the Fund:

Institutional	Investor A	Investor C	Class K	Total
$ 66	$ —	$ —	$—	$ 66

On December 31, 2017, the fund level and class specific waivers and/or reimbursements subject to possible future recoupment under the expense limitation agreement were as follows:

	Expiring December 31,
	2018	2019
Fund Level	$284,620	$318,992
Institutional	6,613	20,097
Investor A	6,718	16,359
Investor C	6,931	8,934
Class K	2,566	11,097

The following fund level and class specific waivers and/or reimbursements previously recorded by the Fund, which were subject to recoupment by the Manager, expired on December 31, 2017:

Fund Level	$263,120
Institutional	1,045
Investor A	5,333
Investor C	8,518
Class K	4,405

Interfund Lending: In accordance with an exemptive order (the “Order”) from the SEC, the Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the Fund’s investment policies and restrictions. The Fund is currently permitted to borrow under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the year ended December 31, 2017, the Fund did not participate in the Interfund Lending Program.

Officers and Trustees: Certain trustees and/or officers of the Trust are trustees and/or officers of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Fund’s Chief Compliance Officer, which is included in Trustees and Officer in the Statement of Operations.

Other Transactions: The Fund may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common trustees. For the year ended December 31, 2017, the purchase and sale transactions and any net realized gains (losses) with affiliated funds in compliance with Rule 17a-7 under the 1940 Act were as follows:

	Purchases	Sales	Net Realized Gain
Emerging Markets Flexible Dynamic Bond	$1,175,358	$—	$—

7.	PURCHASES AND SALES

For the year ended December 31, 2017, purchases and sales of investments, including paydowns and mortgage dollar rolls and excluding short-term securities, were as follows:

	Purchases	Sales
Non-U.S. Government Securities	$198,845,775	$137,567,001
U.S. Government Securities	44,953,325	44,922,792

NOTES TO FINANCIAL STATEMENTS	33

Notes to Financial Statements  (continued)

8.	INCOME TAX INFORMATION

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to their shareholders. Therefore, no U.S. federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns generally remains open for each of the four years ended December 31, 2017. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund as of December 31, 2017, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. As of period end, the following permanent differences attributable to accounting for swap agreements, amortization methods on fixed income securities and foreign currency transactions were reclassified to the following accounts:

Distributions in excess of net investment income .	$(1,664,834)
Accumulated net realized loss	1,664,834

The tax character of distributions paid was as follows:

	12/31/17	12/31/16
Ordinary income	$7,195,315	$2,337,757

As of December 31, 2017, the tax components of accumulated net earnings (losses) were as follows:

Capital loss carryforwards	$(11,545,661)
Net unrealized gains(a)	2,257,778

Total	$(9,287,883)

(a)	The difference between book-basis and tax-basis net unrealized gains was attributable primarily to the tax deferral of losses on wash sales and straddles, the realization for tax purposes of unrealized gains/losses on certain futures and foreign currency exchange contracts, the accounting for swap agreements.

As of December 31, 2017, the Fund had a capital loss carryforward of $11,545,661, with no expiration dates, available to offset future realized capital gains.

As of December 31, 2017, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$128,085,359

Gross unrealized appreciation	9,418,847
Gross unrealized depreciation	(6,699,735)

Net unrealized appreciation	$2,719,112

9.	BANK BORROWINGS

The Trust, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.1 billion credit agreement with a group of lenders. Under this agreement, the Fund may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Fund, can borrow up to an aggregate commitment amount of $1.6 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.12% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2018 unless extended or renewed. Participating Funds paid administration, legal and arrangement fees, which, if applicable, are included in miscellaneous expenses in the Statement of Operations. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the year ended December 31, 2017, the Fund did not borrow under the credit agreement.

10.	PRINCIPAL RISKS

Many municipalities insure repayment of their bonds, which may reduce the potential for loss due to credit risk. The market value of these bonds may fluctuate for other reasons, including market perception of the value of such insurance, and there is no guarantee that the insurer will meet its obligation.

In the normal course of business, the Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. The Fund’s prospectus provides details of the risks to which the Fund is subject.

34	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

Investments in the securities of issuers domiciled in countries with emerging capital markets involve certain additional risks that do not generally apply to investments in securities of issuers in more developed capital markets, such as (i) low or nonexistent trading volume, resulting in a lack of liquidity and increased volatility in prices for such securities; (ii) uncertain national policies and social, political and economic instability, increasing the potential for expropriation of assets, confiscatory taxation, high rates of inflation or unfavorable diplomatic developments; and (iii) possible fluctuations in exchange rates, differing legal systems and the existence or possible imposition of exchange controls, custodial restrictions or other foreign or U.S. governmental laws or restrictions applicable to such investments.

The Fund may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force the Fund to reinvest in lower yielding securities. The Fund may also be exposed to reinvestment risk, which is the risk that income from the Fund’s portfolio will decline if the Fund invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below the Fund portfolio’s current earnings rate.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. The Fund may invest in illiquid investments and may experience difficulty in selling those investments in a timely manner at the price that they believe the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause the Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of the Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests.

Counterparty Credit Risk: The Fund may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Fund manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.

A derivative contract may suffer mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

A fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain less the value of any collateral held by such Fund.

For OTC options purchased, the Fund bears the risk of loss in the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Options written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund, and not the counterparty, to perform. The Fund may be exposed to counterparty credit risk with respect to options written to the extent the Fund deposits collateral with its counterparty to a written option.

With exchange-traded options purchased, futures and centrally cleared swaps, there is less counterparty credit risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or the clearinghouse in event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Fund.

Concentration Risk: The Fund invests a significant portion of its assets in fixed-income securities and/or uses derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

The Fund invests a significant portion of its assets in securities of issuers located in Europe or with significant exposure to European issuers or countries. The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels of, several European countries. These events may spread to other countries in Europe and may affect the value and liquidity of certain of the Fund’s investments.

The United Kingdom voted on June 23, 2016 to withdraw from the European Union, which may introduce significant new uncertainties and instability in the financial markets across Europe.

NOTES TO FINANCIAL STATEMENTS	35

Notes to Financial Statements  (continued)

11.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for each class were as follows:

	Year Ended 12/31/2017		Year Ended 12/31/2016
Share Class	Shares	Amount	Shares	Amount
Institutional
Shares sold	3,719,590	$35,517,441	1,440,490	$13,167,284
Shares issued in reinvestment of distributions	196,539	1,863,378	85,797	776,922
Shares redeemed	(1,825,295)	(17,331,242)	(1,192,255)	(10,911,040)

Net increase	2,090,834	$20,049,577	334,032	$3,033,166

Investor A
Shares sold	496,781	$4,722,189	610,531	$5,588,224
Shares issued in reinvestment of distributions	85,905	813,888	59,875	542,855
Shares redeemed	(628,440)	(5,972,233)	(666,751)	(5,929,999)

Net increase (decrease)	(45,754)	$(436,156)	3,655	$201,080

Investor C
Shares sold	103,586	$989,713	57,283	$522,153
Shares issued in reinvestment of distributions	20,168	191,140	18,866	170,445
Shares redeemed	(233,576)	(2,216,629)	(251,116)	(2,268,967)

Net decrease	(109,822)	$(1,035,776)	(174,967)	$(1,576,369)

Class K
Shares sold	6,675,982	$64,560,871	238	$9,699
Shares issued in reinvestment of distributions	100,706	954,114	60,648	547,788
Shares redeemed	(392)	(3,771)	(381,871)	(3,499,661)

Net increase (decrease)	6,776,296	$65,511,214	(320,985)	$(2,942,174)

Total Net Increase (Decrease)	8,711,554	$84,088,859	(158,265)	$(1,284,297)

As of December 31, 2017, 4,634,398 Class K Shares were owned by BlackRock HoldCo 2, Inc., an affiliate of the Fund.

12.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

36	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Report of the Independent Registered Public Accounting Firm

To the Shareholders of

BlackRock Emerging Markets Flexible Dynamic Bond Portfolio and the Board of Trustees of BlackRock Funds II:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of BlackRock Emerging Markets Flexible Dynamic Bond Portfolio of BlackRock Funds II (the “Fund”), as of December 31, 2017, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2017, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Deloitte & Touche LLP

Boston, Massachusetts

February 23, 2018

We have served as the auditor of one or more BlackRock investment companies since 1992.

REPORT OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	37

Important Tax Information  (unaudited)

During the fiscal year ended December 31, 2017, the following information is provided with respect to the ordinary income distributions paid by the Fund:

	Payable Dates	Emerging Markets Flexible Dymanic Bond Portfolio
Interest Related Dividends for Non-U.S. Residents(a)	January 2017 - March 2017	0.51%
	April 2017	0.64
	May 2017 - December 2017	0.72
Federal Obligation Interest(b)		0.56

(a)	Represents the portion of the taxable ordinary income dividends eligible for exemption from US withholding tax for nonresident aliens and foreign corporations.
(b)	The law varies in each state as to whether and what percentage of dividend income attributable to federal obligations is exempt from state income tax. We recommend that you consult your tax advisor to determine if any portion of the dividends you received is exempt from state income taxes.

38	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information

Independent Trustees (a)

Name Year of Birth (b)	Position(s) Held Length of Service (c)	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Robert M. Hernandez 1944	Chair of the Board and Trustee (Since 2007)	Director, Vice Chairman and Chief Financial Officer of USX Corporation (energy and steel business) from 1991 to 2001; Director and non-executive Chairman, RTI International Metals, Inc. from 1990 to 2015; Director, TE Connectivity (electronics) from 2006 to 2012.	27 RICs consisting of 98 Portfolios	Chubb Limited (insurance company); Eastman Chemical Company
James H. Bodurtha 1944	Trustee (Since 2007)	Director, The China Business Group, Inc. (consulting and investing firm) from 1996 to 2013 and Executive Vice President thereof from 1996 to 2003; Chairman of the Board, Berkshire Holding Corporation since 1980; Director, ICI Mutual since 2010.	27 RICs consisting of 98 Portfolios	None
Bruce R. Bond 1946	Trustee (Since 2007)	Trustee, and Member of the Governance Committee, State Street Research Mutual Funds from 1997 to 2005; Board Member of Governance, Audit and Finance Committee, Avaya Inc. (computer equipment) from 2003 to 2007.	27 RICs consisting of 98 Portfolios	None
Donald W. Burton 1944	Trustee (Since 2007)	Managing General Partner, The Burton Partnership, LP (an investment partnership) from 1979 to 2017; Managing General Partner, The Burton Partnership (QP), LP (an investment partnership) since 2000; Managing General Partner, The South Atlantic Venture Funds from 1983 to 2012; Director, IDology, Inc. (technology solutions) since 2006; Director, Knology, Inc. (telecommunications) from 1996 to 2012; Director, Capital Southwest (financial) from 2006 to 2012; Director, Burton’s Grill (restaurant) since 2013; Director, PDQ South Texas (restaurant) since 2013; Director, ITC/Talon (data) since 2015.	27 RICs consisting of 98 Portfolios	None
Honorable Stuart E. Eizenstat 1943	Trustee (Since 2007)	Partner and Head of International Practice, Covington and Burling LLP (law firm) since 2001; International Advisory Board Member, The Coca-Cola Company from 2002 to 2011; Advisory Board Member, Veracity Worldwide, LLC (risk management) from 2007 to 2012; Member of the International Advisory Board GML Ltd. (energy) since 2003.	27 RICs consisting of 98 Portfolios	Alcatel-Lucent (telecommunications); Global Specialty Metallurgical; UPS Corporation (delivery service); Ferroglobe (Metals)
Henry Gabbay 1947	Trustee (Since 2007)	Consultant, BlackRock, Inc. from 2007 to 2008; Managing Director, BlackRock, Inc. from 1989 to 2007; Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock Funds and BlackRock Allocation Target Shares (formerly, BlackRock Bond Allocation Target Shares) from 2005 to 2007 and Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.	27 RICs consisting of 98 Portfolios	None
Lena G. Goldberg 1949	Trustee (Since 2016)	Senior Lecturer, Harvard Business School since 2008; Executive Vice President, FMR LLC/Fidelity Investments (financial services) from 2007 to 2008, Executive Vice President and General Counsel thereof from 2002 to 2007, Senior Vice President and General Counsel thereof from 1999 to 2002, Vice President and General Counsel thereof from 1997 to 1999, Senior Vice President and Deputy General Counsel thereof in 1997, and Vice President and Corporate Counsel thereof from 1996 to 1997; Partner, Sullivan & Worcester LLP from 1985 to 1996 and Associate thereof from 1979 to 1985.	27 RICs consisting of 98 Portfolios	None

TRUSTEE AND OFFICER INFORMATION	39

Trustee and Officer Information  (continued)

Independent Trustees (a) (continued)

Name Year of Birth (b)	Position(s) Held Length of Service (c)	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Henry R. Keizer 1956	Trustee (Since 2016)	Director, Park Indemnity Ltd. (captive insurer) since 2010; Director, MUFG Americas Holdings Corporation and MUFG Union Bank, N.A. (financial and bank holding company) from 2014 to 2016; Director, Montpelier Re Holdings, Ltd. (publicly held property and casual reinsurance) from 2013 to 2015; Director, American Institute of Certified Public Accountants from 2009 to 2011; Director, KPMG LLP (audit, tax and advisory services) from 2004 to 2005 and 2010 to 2012; Director, KPMG International in 2012, Deputy Chairman and Chief Operating Officer thereof from 2010 to 2012 and U.S. Vice Chairman of Audit thereof from 2005 to 2010; Global Head of Audit, KPMGI (consortium of KPMG firms) from 2006 to 2010; Director, YMCA of Greater New York from 2006 to 2010.	27 RICs consisting of 98 Portfolios	Hertz Global Holdings (car rental); WABCO (commercial vehicle safety systems)
John F. O’Brien 1943	Trustee (Since 2007)	Trustee, Woods Hole Oceanographic Institute since 2003 and Chairman thereof from 2009 to 2015; Co-Founder and Managing Director, Board Leaders LLC (director education) since 2005.	27 RICs consisting of 98 Portfolios	Cabot Corporation (chemicals); LKQ Corporation (auto parts manufacturing); TJX Companies, Inc. (retailer)
Donald C. Opatrny 1952	Trustee (Since 2015)	Trustee, Member of the Executive Committee and Chair of the Investment Committee, Cornell University since 2004; Member of the Board and Investment Committee, University School since 2007; Member of the Investment Committee, Mellon Foundation from 2009 to 2015; President and Trustee, the Center for the Arts, Jackson Hole since 2011; Director, Athena Capital Advisors LLC (investment management firm) since 2013; Trustee and Chair of the Investment Committee, Community Foundation of Jackson Hole since 2014; Trustee, Artstor (a Mellon Foundation affiliate) from 2010 to 2015; President, Trustee and Member of the Investment Committee, The Aldrich Contemporary Art Museum from 2007 to 2014.	27 RICs consisting of 98 Portfolios	None
Roberta Cooper Ramo 1942	Trustee (Since 2007)	Shareholder and Attorney, Modrall, Sperling, Roehl, Harris & Sisk, P.A. (law firm) since 1993; Director, ECMC Group (service provider to students, schools and lenders) since 2001; President, The American Law Institute (non-profit) since 2008; Vice President, Santa Fe Opera (non-profit) since 2011; Chair, Think New Mexico (non-profit) since 2013; Chairman of the Board, Cooper’s Inc. (retail) from 1999 to 2011.	27 RICs consisting of 98 Portfolios	None

40	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information  (continued)

Interested Trustees (d)

Name Year of Birth (b)	Position(s) Held Length of Service (c)	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Robert Fairbairn 1965	Trustee (Since 2015)

Senior Managing Director of BlackRock, Inc. since 2010; oversees BlackRock’s Strategic Partner Program and Strategic Product Management Group; Member of BlackRock’s Global Executive and Global Operating Committees; Co-Chair of BlackRock’s Human Capital Committee; Global Head of BlackRock’s Retail and iShares® businesses from 2012 to 2016; Head of BlackRock’s Global Client Group from 2009 to 2012; Chairman of BlackRock’s international businesses from 2007 to 2010.

			27 RICs consisting of 98 Portfolios	None
John M. Perlowski 1964	Trustee (Since 2015) and President and Chief Executive Officer (Since 2010)	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Accounting and Product Services since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Advisory Director of Family Resource Network (charitable foundation) since 2009.	127 RICs consisting of 316 Portfolios	None
(a) The address of each Trustee is c/o BlackRock, Inc., 55 East 52nd Street, New York, NY 10055.

(b) Each Independent Trustee holds office until his or her successor is duly elected and qualifies or until his or her earlier death, resignation, retirement or removal as provided by the Trust’s by-laws or charter or statute, or, until December 31 of the year in which he or she turns 75. The Board may determine to extend the terms of Independent Trustees on a case-by-case basis, as appropriate. Interested Trustee serve until their successor is duly elected and qualifies or until their earlier death, resignation, retirement or removal as provided by the Trust’s by-laws or statute, or until December 31 of the year in which they turn 72.

(c)  Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. As a result, although the chart shows certain Independent Trustees as joining the Trust’s board in 2007, those Trustees first became members of the boards of other legacy MLIM or legacy BlackRock funds as follows: James H. Bodurtha, 1995; Bruce R. Bond, 2005; Donald W. Burton, 2002; Honorable Stuart E. Eizenstat, 2001; Robert M. Hernandez, 1996; John F. O’Brien, 2005; Roberta Cooper Ramo, 1999.

(d) Messrs. Fairbairn and Perlowski are both “interested persons,” as defined in the 1940 Act, of the Trust based on their positions with BlackRock, Inc. and its affiliates. Mr. Perlowski is also a board member of the BlackRock Closed-End Complex and the BlackRock Equity-Liquidity Complex.

TRUSTEE AND OFFICER INFORMATION	41

Trustee and Officer Information  (continued)

Officers Who Are Not Trustees (a)

Name Year of Birth(b)	Position(s) Held (Length of Service)	Principal Occupation(s) During Past Five Years
Jennifer McGovern 1977	Vice President (Since 2014)	Managing Director of BlackRock, Inc. since 2016; Director of BlackRock, Inc. from 2011 to 2015; Head of Product Structure and Oversight for BlackRock’s U.S. Wealth Advisory Group since 2013; Vice President of BlackRock, Inc. from 2008 to 2010.
Neal J. Andrews 1966	Chief Financial Officer (Since 2007)	Managing Director of BlackRock, Inc. since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.
Jay M. Fife 1970	Treasurer (Since 2007)	Managing Director of BlackRock, Inc. since 2007; Director of BlackRock, Inc. in 2006; Assistant Treasurer of the MLIM and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.
Charles Park 1967	Chief Compliance Officer (Since 2014)	Anti-Money Laundering Compliance Officer for the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares® exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.
Fernanda Piedra 1969	Anti-Money Laundering Compliance Officer (Since 2015)	Director of BlackRock, Inc. since 2014; Anti-Money Laundering Compliance Officer and Regional Head of Financial Crime for the Americas at BlackRock, Inc. since 2014; Head of Regulatory Changes and Remediation for the Asset Wealth Management Division of Deutsche Bank from 2010 to 2014; Vice President of Goldman Sachs (Anti-Money Laundering/Suspicious Activities Group) from 2004 to 2010.
Benjamin Archibald 1975	Secretary (Since 2012)	Managing Director of BlackRock, Inc. since 2014; Director of BlackRock, Inc. from 2010 to 2013; Secretary of the iShares® exchange traded funds since 2015; Secretary of the BlackRock-advised mutual funds since 2012.
(a) The address of each Officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, NY 10055.
(b) Officers of the Trust serve at the pleasure of the Board.

Further information about the Trust’s Officers and Trustees is available in the Fund’s Statement of Additional Information, which can be obtained without charge by calling 1-800-441-7762.

Effective December 31, 2017, Roberta Cooper Ramo retired and Donald W. Burton resigned as Trustees of the Trust.

Investment Advisor and Administrator	Custodian
BlackRock Advisors, LLC Wilmington, DE 19809	Brown Brothers Harriman & Co. Boston, MA 02109

Sub-Advisors	Independent Registered Public Accounting Firm
BlackRock International Limited Edinburgh, EH3 8BL United Kingdom	Deloitte & Touche LLP Boston, MA 02116

Transfer Agent	Distributor
BNY Mellon Investment Servicing (US) Inc. Wilmington, DE 19809	BlackRock Investments, LLC New York, NY 10022

Accounting Agent	Legal Counsel
JPMorgan Chase Bank, N.A. New York, NY 10179	Willkie Farr & Gallagher LLP New York, NY 10019

Address of the Trust
100 Bellevue Parkway Wilmington, DE 19809

42	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Additional Information

General Information

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semiannual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Fund file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room or how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Fund’s Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund use to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Fund voted proxies relating to securities held in the Fund’s portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing. Visit http://www.blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM ET on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http://www.blackrock.com.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

ADDITIONAL INFORMATION	43

Additional Information  (continued)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safe-guarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

44	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Glossary of Terms Used in this Report

Currency

ARS	Argentinian Nuevo Peso
AUD	Australian Dollar
BRL	Brazilian Real
CLP	Chilean Peso
COP	Colombian Peso
EUR	Euro
GBP	British Pound
HUF	Hungarian Forint
IDR	Indonesian Rupiah
INR	Indian Rupee
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Peso
NGN	Nigerian Naira
NZD	New Zealand Dollar
PEN	Peru Nuevo Sol
PHP	Philippine Peso
PLN	Polish Zloty
RON	Romanian Leu
RUB	New Russian Ruble
THB	Thai Baht
TRY	Turkish Lira
TWD	New Taiwan Dollar
USD	United States Dollar
UYU	Uruguayan Peso
ZAR	South African Rand

Portfolio Abbreviations

EURIBOR	Euro Interbank Offered Rate
LIBOR	London Interbank Offered Rate

GLOSSARY OF TERMS USED IN THIS REPORT	45

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless preceded or accompanied by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

EMDSIP-12/17-AR

Item 2 –	Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to clarify an inconsistency as to whom persons covered by the code should report suspected violations of the code. The amendment clarifies that such reporting should be made to BlackRock Advisors, LLC’s (“Investment Adviser” or “BlackRock”) General Counsel, and retains the alternative option of anonymous reporting following “whistleblower” policies. Other non-material changes were also made in connection with this amendment. During the period covered by this report, there have been no waivers granted under the code of ethics. The registrant undertakes to provide a copy of the code of ethics to any person upon request, without charge, who calls 1-800-441-7762.

Item 3 –	Audit Committee Financial Expert – The registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Robert M. Hernandez

Henry R. Keizer

Stuart E. Eizenstat

Bruce R. Bond

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

Item	4 – Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Emerging Markets Flexible Dynamic Bond Portfolio	$41,897	$46,245	$0	$0	$18,100	$17,500	$0	$0

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Affiliated Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$2,129,000	$2,154,000

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit or review of financial statements not included in Audit Fees, including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters, out-of-pocket expenses and internal control reviews not required by regulators.

2 The nature of the services includes tax compliance and/or tax preparation, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, taxable income and tax distribution calculations.

3 Non-audit fees of $2,129,000 and $2,154,000 for the current fiscal year and previous fiscal year, respectively, were paid to the Fund’s principal accountant in their entirety by BlackRock, in connection with services provided to the Affiliated Service Providers of the Fund and of certain other funds sponsored and advised by BlackRock or its affiliates for a service organization review and an accounting research tool subscription. These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis..

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Affiliated Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimis exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees, defined as the sum of the fees shown under “Audit-Related Fees,” “Tax Fees” and “All Other Fees,” paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Affiliated Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Emerging Markets Flexible Dynamic Bond Portfolio	$18,100	$17,500

Additionally, the amounts billed by D&T in connection with services provided to the Affiliated Service Providers of the Fund and of other funds sponsored and advised by BlackRock or its affiliates during the current and previous fiscal years for a service organization review and an accounting research tool subscription were:

Current Fiscal Year End	Previous Fiscal Year End
$2,129,000	$2,154,000

These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser and the Affiliated Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5 – Audit Committee of Listed Registrants – Not Applicable

Item 6 – Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 – Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 – Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 – Controls and Procedures

(a) –     The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) –     There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not Applicable to the registrant.

Item 13 – Exhibits attached hereto

(a)(1) Code of Ethics – See Item 2

(a)(2) Certifications – Attached hereto

(a)(3) Not Applicable

(a)(4) Not Applicable

(b) Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Funds II

By:	/s/ John M. Perlowski

John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Funds II

Date: March 8, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski

John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Funds II

Date: March 8, 2018

By:	/s/ Neal J. Andrews

Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Funds II

Date: March 8, 2018